UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3|31|14

A world of investing.[SM]

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	112

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/14

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/14

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the six months that ended March 31, 2014?

Volatility returned to the markets, which we anticipated would take place after the strong run-up in equities. The period got off to an uncertain start with congressional debate about the U.S. debt ceiling and a 16-day partial shutdown of the federal government. A temporary solution to the budget impasse was reached in mid-October, when President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014. After this, equity markets came roaring back, posting record highs during the final months of 2013. Early in the period, there was also uncertainty regarding when the U.S. Federal Reserve would begin to reduce its $85-billion-a-month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases to $75 billion, beginning in January 2014. Equity markets reacted positively to the news, which indicated that the central bank was confident that the U.S. economy was improving. Bond prices declined, however, as interest rates inched higher.

During the opening months of 2014, capital markets around the world seemed to have difficulty establishing clear directions. The

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund	5

second half of the semiannual period began mostly on a down note, with investors assuming a more risk-averse posture. With the Fed beginning to reduce bond purchases, some weak economic data releases coupled with concerns about emerging-market economies weighed on global share prices. Interest-rate-sensitive assets performed relatively well. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound. In addition, the U.S. debt-ceiling issue was ultimately resolved in February. By the end of the period, in March, tables turned again, with global markets reacting negatively to the geopolitical developments in Ukraine.

How did the fund perform in this environment, and what factors contributed to performance?

The fourth quarter of 2013 was one of the best in recent years for markets, particularly for U.S. equity markets, while the first three months of 2014 were somewhat weaker, although still positive. We did have exposure to risk assets throughout the period. On both an absolute and relative basis, the fund produced positive returns for the period.

During the first half of the period, the fund maintained tactical overweights to equities, with a slight bias toward U.S. stocks over international developed markets, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned to be underweight to Treasury Inflation-Protected Securities [TIPS], given the tame direction of inflation. In addition, the fund had an

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

underweight position in investment-grade bonds, given these securities’ sensitivity to rising interest rates. This strategy, too, proved beneficial.

During the final three months of the period, asset allocation strategies were essentially flat, while security selection aided performance. Portfolio allocations were relatively neutral, resulting in muted dynamic asset allocation performance. One small positive was the fund’s overweight to high-yield bonds. A small overweight to U.S. small-cap equities detracted from performance, as small-cap stocks generally underperformed large caps. Security selection added significant value, with strong selection seen across both U.S. large-cap stocks and international equity.

High-yield fixed-income security selection also slightly detracted during the second half of the semiannual period.

Did the fund own any derivatives during the period?

We used futures contracts to manage exposure to market risk or to equitize cash holdings and credit default swaps to gain credit exposure and manage credit risk.

Did you make any significant changes to your portfolio strategy when the market environment shifted at the start of 2014?

When the investing environment began to grow more turbulent in the beginning of 2014, we kept an eye on it and were able to manage through it. That said, we maintained the slightly altered allocation strategy we had established in the closing quarter of

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/14. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund	7

2013, when we narrowed our overweight to equities, taking advantage of the run-up in stocks. We also pared the portfolio’s exposure to commodities on worries about slack demand. In addition, we narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the benchmark.

Much has been said about the harsh winter weather’s effect on U.S. economic growth. Do you believe it had a meaningful impact?

I am not one who generally reacts strongly to weather and its impact on the economy and markets. I believe that it can be a little overhyped, but, clearly, the weather had a chilling effect on economic activity during the early months of 2014. Weather hurt everything from auto sales and home sales to construction. Anecdotally, the situation has improved as the weather warms up — with the good news moving from south to north in the United States. The second quarter will likely deliver better results in these areas. In my opinion, it will not be until summer that improved data will be fully evident.

What is your outlook for the remainder of 2014?

Looking at the economic data, we believe we are in a low-growth environment. GDP has trended higher, but it’s a slow process. The U.S. economy has been stuck in the muck, and we believe we are in the early stages of pulling ourselves out.

That said, we are in a different market environment today than in 2013, when stocks experienced extraordinary growth. We believe it would be a mistake to expect a repeat performance this year and, so far in 2014, this view has been confirmed. Nonetheless, we continue to believe that the U.S. economy’s fundamentals are solid

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Conservative Fund

enough to support further growth in equity markets for the rest of the year.

We are also relatively optimistic about the economic recovery in the eurozone. However, the situation in Ukraine and the slowing pace of emerging-market economies are worrisome issues, to be sure, and will demand our ongoing attention. The developing risks in global markets may change the general attractiveness of asset classes. However, we believe that the broadly diversified structure of the fund positions us to take advantage of potential opportunities that may arise.

U.S. corporate earnings have continued to trend higher, although revenue growth for many companies has been less robust than we’d like to see. We believe fundamentals remain conducive to further growth in corporate earnings, but we also observe that earnings have grown at a slower pace than might be expected in the current state of the economic expansion.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention to keep short-term interest rates near zero for the foreseeable future. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Even though interest rates have been holding in a fairly narrow range recently, our longer-term outlook is for rising interest rates, which we believe will continue to cast a long shadow over interest-rate-sensitive assets.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Conservative Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing. The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with the most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit growth without causing the economy to stall.

10	Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.09%	5.78%	5.78%	5.78%	5.29%	5.29%	5.55%	5.37%	5.93%	6.38%	6.38%	6.37%

10 years	64.90	55.42	55.65	55.65	53.48	53.48	56.98	51.49	63.79	70.21	70.48	70.15
Annual average	5.13	4.51	4.52	4.52	4.38	4.38	4.61	4.24	5.06	5.46	5.48	5.46

5 years	80.38	70.01	74.03	72.03	73.80	73.80	75.73	69.58	79.02	83.08	83.37	83.02
Annual average	12.52	11.20	11.72	11.46	11.69	11.69	11.94	11.14	12.35	12.86	12.89	12.85

3 years	22.43	15.39	19.84	16.84	19.71	19.71	20.57	16.35	21.70	23.54	23.74	23.50
Annual average	6.98	4.89	6.22	5.32	6.18	6.18	6.43	5.18	6.77	7.30	7.36	7.29

1 year	8.23	2.00	7.47	2.47	7.41	6.41	7.76	3.99	8.08	8.67	8.68	8.66

6 months	6.40	0.28	6.04	1.04	5.98	4.98	6.10	2.38	6.22	6.56	6.65	6.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Conservative Fund	11

Comparative index returns For periods ended 3/31/14

			Lipper Mixed-Asset
	Barclays	Putnam	Target Allocation
	U.S. Aggregate	Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	5.77%	—†	5.70%

10 years	54.75	76.37%	60.97
Annual average	4.46	5.84	4.82

5 years	26.42	62.70	65.95
Annual average	4.80	10.22	10.58

3 years	11.67	21.78	18.20
Annual average	3.75	6.79	5.70

1 year	–0.10	5.72	5.52

6 months	1.70	4.50	4.75

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 371, 363, 301, 274, 129, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.090		$0.050	$0.052	$0.064		$0.078	$0.108	$0.108	$0.102

Capital gains	—		—	—	—		—	—	—	—

Total	$0.090		$0.050	$0.052	$0.064		$0.078	$0.108	$0.108	$0.102

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/13	$10.35	$10.98	$10.28	$10.25	$10.26	$10.63	$10.60	$10.38	$10.38	$10.38

3/31/14	10.92	11.59	10.85	10.81	10.82	11.21	11.18	10.95	10.96	10.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Dynamic Asset Allocation Conservative Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/13	1.05%	1.80%	1.80%	1.55%	1.30%	0.75%	0.68%	0.80%

Annualized expense ratio for the
six-month period ended 3/31/14	1.05%	1.80%	1.80%	1.55%	1.30%	0.75%	0.68%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013 to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.40	$9.25	$9.24	$7.96	$6.68	$3.86	$3.50	$4.12

Ending value (after expenses)	$1,064.00	$1,060.40	$1,059.80	$1,061.00	$1,062.20	$1,065.60	$1,066.50	$1,065.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.29	$9.05	$9.05	$7.80	$6.54	$3.78	$3.43	$4.03

Ending value (after expenses)	$1,019.70	$1,015.96	$1,015.96	$1,017.20	$1,018.45	$1,021.19	$1,021.54	$1,020.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Conservative Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June

Dynamic Asset Allocation Conservative Fund	17

meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year.

18	Dynamic Asset Allocation Conservative Fund

Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to

Dynamic Asset Allocation Conservative Fund	19

reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in

20 Dynamic Asset Allocation Conservative Fund

the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available

Dynamic Asset Allocation Conservative Fund	21

to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 333, 292 and 269 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

22 Dynamic Asset Allocation Conservative Fund

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Conservative Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/14 (Unaudited)

COMMON STOCKS (39.4%)*	Shares	Value

Basic materials (2.6%)
Aceto Corp.	1,257	$25,253

Amcor, Ltd. (Australia)	19,057	183,745

Antofagasta PLC (United Kingdom)	12,735	177,386

Archer Daniels-Midland Co.	56,000	2,429,840

Axiall Corp.	1,709	76,768

BASF SE (Germany)	3,097	344,228

BHP Billiton PLC (United Kingdom)	7,991	245,661

BHP Billiton, Ltd. (Australia)	9,277	314,084

Cambrex Corp. †	4,353	82,141

CF Industries Holdings, Inc.	2,300	599,472

Chemtura Corp. †	4,530	114,564

Domtar Corp. (Canada)	1,749	196,273

Dow Chemical Co. (The)	46,900	2,278,871

EMS-Chemie Holding AG (Switzerland)	477	180,079

Fortune Brands Home & Security, Inc.	10,500	441,840

Glencore Xstrata PLC (United Kingdom)	37,136	191,182

Hi-Crush Partners LP (Units)	1,412	56,932

Hitachi Metals, Ltd. (Japan)	31,000	440,213

Horsehead Holding Corp. †	4,799	80,719

Innophos Holdings, Inc.	966	54,772

Innospec, Inc.	1,204	54,457

Johnson Matthey PLC (United Kingdom)	8,885	484,521

KapStone Paper and Packaging Corp. †	951	27,427

Koninklijke Boskalis Westminster NV (Netherlands)	4,416	243,166

Kraton Performance Polymers, Inc. †	1,320	34,505

L.B. Foster Co. Class A	1,104	51,722

Landec Corp. †	2,902	32,386

LSB Industries, Inc. †	2,126	79,555

LyondellBasell Industries NV Class A	16,120	1,433,713

Minerals Technologies, Inc.	518	33,442

NN, Inc.	3,517	69,285

Olin Corp.	2,023	55,855

OM Group, Inc.	1,195	39,698

Packaging Corp. of America	3,800	267,406

PPG Industries, Inc.	5,481	1,060,354

Reliance Steel & Aluminum Co.	3,100	219,046

Rio Tinto PLC (United Kingdom)	4,233	235,529

S&W Seed Co. †	3,008	22,289

Sumitomo Metal Mining Co., Ltd. (Japan)	14,000	175,470

Syngenta AG (Switzerland)	728	275,290

Trex Co., Inc. †	944	69,063

Tronox, Ltd. Class A	1,150	27,336

U.S. Silica Holdings, Inc.	2,591	98,898

UPM-Kymmene OYJ (Finland)	14,339	245,149

voestalpine AG (Austria)	7,057	310,183

W.R. Grace & Co. †	243	24,098

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (39.4%)* cont.	Shares	Value

Basic materials cont.
Wendel SA (France)	1,837	$285,594

Zep, Inc.	2,675	47,348

		14,516,808
Capital goods (2.5%)
ABB, Ltd. (Switzerland)	12,601	324,985

AGCO Corp.	6,500	358,540

Airbus Group NV (France)	5,741	411,193

Aisin Seiki Co., Ltd. (Japan)	8,000	288,146

Alfa Laval AB (Sweden)	13,568	367,065

Allegion PLC (Ireland)	6,600	344,322

Alliant Techsystems, Inc.	687	97,657

Altra Industrial Motion Corp.	2,611	93,213

Astronics Corp. †	682	43,246

AZZ, Inc.	1,192	53,259

Ball Corp.	5,800	317,898

Chase Corp.	1,412	44,520

Cummins, Inc.	11,400	1,698,486

Douglas Dynamics, Inc.	2,311	40,258

DXP Enterprises, Inc. †	485	46,041

Engility Holdings, Inc. †	1,224	55,141

Exelis, Inc.	13,200	250,932

Franklin Electric Co., Inc.	1,119	47,580

Generac Holdings, Inc.	1,501	88,514

Greenbrier Cos., Inc. (The) †	3,186	145,282

HEICO Corp.	608	36,577

Hyster-Yale Materials Holdings, Inc.	506	49,335

IDEX Corp.	5,300	386,317

IHI Corp. (Japan)	54,000	226,702

II-VI, Inc. †	3,577	55,193

IMI PLC (United Kingdom)	12,953	314,849

Ingersoll-Rand PLC	18,100	1,036,044

JGC Corp. (Japan)	8,000	277,926

Kadant, Inc.	1,472	53,684

Leggett & Platt, Inc.	10,900	355,776

Miller Industries, Inc.	1,784	34,842

MRC Global, Inc. †	6,200	167,152

MSA Safety, Inc.	590	33,630

NACCO Industries, Inc. Class A	261	14,149

Northrop Grumman Corp.	13,400	1,653,292

OSRAM Licht AG (Germany) †	3,596	233,161

Polypore International, Inc. †	364	12,452

Raytheon Co.	19,531	1,929,467

Safran SA (France)	2,490	172,512

Singapore Technologies Engineering, Ltd. (Singapore)	73,000	222,016

Standard Motor Products, Inc.	2,584	92,430

Standex International Corp.	699	37,452

Stoneridge, Inc. †	4,034	45,302

Tenneco, Inc. †	638	37,049

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Capital goods cont.
THK Co., Ltd. (Japan)	8,800	$197,104

Tower International, Inc. †	2,874	78,230

TriMas Corp. †	3,366	111,751

US Ecology, Inc.	662	24,573

Vinci SA (France)	4,386	325,744

WABCO Holdings, Inc. †	3,900	411,684

WESCO International, Inc. †	836	69,572

Zodiac Aerospace (France)	4,875	172,266

		13,984,511
Communication services (1.6%)
Arris Group, Inc. †	788	22,206

Aruba Networks, Inc. †	865	16,219

BroadSoft, Inc. †	294	7,859

BT Group PLC (United Kingdom)	55,143	348,881

CalAmp Corp. †	2,577	71,821

Comcast Corp. Class A	54,400	2,721,088

Deutsche Telekom AG (Germany)	17,629	284,882

EchoStar Corp. Class A †	3,578	170,170

Frontier Communications Corp.	9,102	51,881

HSN, Inc.	415	24,788

IDT Corp. Class B	1,479	24,640

Inteliquent, Inc.	2,145	31,167

Iridium Communications, Inc. †	3,855	28,951

Loral Space & Communications, Inc. †	681	48,167

NTT DoCoMo, Inc. (Japan)	14,500	228,369

Orange (France)	15,734	232,366

RingCentral, Inc. Class A †	354	6,407

Ruckus Wireless, Inc. †	2,254	27,409

ShoreTel, Inc. †	2,410	20,726

T-Mobile US, Inc. †	15,500	511,965

Tele2 AB Class B (Sweden)	8,348	103,571

Telefonica SA (Spain)	14,745	233,300

Telenor ASA (Norway)	9,602	212,797

Telstra Corp., Ltd. (Australia)	59,575	281,012

Ubiquiti Networks, Inc. †	1,418	64,476

USA Mobility, Inc.	2,012	36,558

Verizon Communications, Inc.	59,232	2,817,666

Vodafone Group PLC (United Kingdom)	43,692	160,469

		8,789,811
Conglomerates (0.7%)
AMETEK, Inc.	15,150	780,074

Danaher Corp.	25,200	1,890,000

Exor SpA (Italy)	3,768	169,122

General Electric Co.	27,415	709,774

Marubeni Corp. (Japan)	11,000	73,740

Siemens AG (Germany)	3,983	536,097

		4,158,807

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (39.4%)* cont.	Shares	Value

Consumer cyclicals (5.2%)
Adidas AG (Germany)	1,783	$192,922

ADT Corp. (The)	13,750	411,813

Advance Auto Parts, Inc.	4,200	531,300

American Eagle Outfitters, Inc.	17,500	214,200

ANN, Inc. †	1,935	80,264

Ascena Retail Group, Inc. †	1,669	28,840

Ascent Capital Group, Inc. Class A †	208	15,714

Babcock International Group PLC (United Kingdom)	12,021	269,950

Bayerische Motoren Werke (BMW) AG (Germany)	2,236	282,228

Big Lots, Inc. †	1,695	64,190

Blyth, Inc.	1,288	13,820

Brown Shoe Co., Inc.	999	26,513

Buckle, Inc. (The)	598	27,388

Bureau Veritas SA (France)	6,980	214,004

Carmike Cinemas, Inc. †	1,836	54,823

Century Casinos, Inc. †	3,704	26,558

Coach, Inc.	12,982	644,686

Compagnie Financiere Richemont SA (Switzerland)	1,947	185,880

Compass Group PLC (United Kingdom)	15,037	229,381

Continental AG (Germany)	2,416	578,809

Conversant, Inc. †	1,988	55,962

Cooper Tire & Rubber Co.	1,180	28,674

Corporate Executive Board Co. (The)	419	31,102

Crocs, Inc. †	910	14,196

CST Brands, Inc.	7,233	225,959

Deckers Outdoor Corp. †	401	31,972

Deluxe Corp.	2,394	125,613

Demand Media, Inc. †	2,526	12,251

Denso Corp. (Japan)	3,700	177,141

Destination Maternity Corp.	2,848	78,035

Ennis, Inc.	2,187	36,239

Expedia, Inc.	6,400	464,000

Experian PLC (United Kingdom)	11,290	203,467

Five Below, Inc. †	316	13,424

Fuji Heavy Industries, Ltd. (Japan)	16,000	431,951

G&K Services, Inc. Class A	915	55,971

Gannett Co., Inc.	15,000	414,000

Gap, Inc. (The)	14,300	572,858

Genesco, Inc. †	698	52,050

Global Cash Access Holdings, Inc. †	3,282	22,515

Graham Holdings Co. Class B	400	281,500

Green Dot Corp. Class A †	1,515	29,588

Hanesbrands, Inc.	6,000	458,880

Harbinger Group, Inc. †	7,236	88,496

Hino Motors, Ltd. (Japan)	18,000	266,466

Home Depot, Inc. (The)	32,708	2,588,184

Intrawest Resorts Holdings, Inc. †	1,440	18,778

ITV PLC (United Kingdom)	100,035	319,371

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Consumer cyclicals cont.
KAR Auction Services, Inc.	4,238	$128,623

Kimberly-Clark Corp.	25,900	2,855,475

La-Z-Boy, Inc.	817	22,141

Liberty Media Corp. Class A †	4,800	627,504

LifeLock, Inc. †	1,089	18,633

LIN Media, LLC Class A †	962	25,493

Lowe’s Cos., Inc.	42,379	2,072,333

Lumber Liquidators Holdings, Inc. †	256	24,013

Macy’s, Inc.	17,000	1,007,930

Marcus Corp.	3,165	52,856

MAXIMUS, Inc.	587	26,333

McGraw-Hill Financial, Inc.	18,200	1,388,660

MGM China Holdings, Ltd. (Hong Kong)	79,200	279,549

Namco Bandai Holdings, Inc. (Japan)	10,200	240,894

Next PLC (United Kingdom)	4,612	507,467

Nu Skin Enterprises, Inc. Class A	418	34,631

Panasonic Corp. (Japan)	22,600	257,827

Penn National Gaming, Inc. †	5,035	62,031

Perry Ellis International, Inc. †	2,501	34,364

PetSmart, Inc.	6,000	413,340

Pitney Bowes, Inc.	15,558	404,352

priceline.com, Inc. †	1,842	2,195,461

Randstad Holding NV (Netherlands)	1,522	89,124

Renault SA (France)	2,544	247,224

Ryland Group, Inc. (The)	2,032	81,138

Scripps Networks Interactive Class A	6,200	470,642

Select Comfort Corp. †	2,057	37,191

Sinclair Broadcast Group, Inc. Class A	3,521	95,384

SJM Holdings, Ltd. (Hong Kong)	73,000	205,986

Sonic Automotive, Inc. Class A	2,429	54,604

Steiner Leisure, Ltd. (Bahamas) †	1,883	87,089

Steven Madden, Ltd. †	479	17,234

Suzuki Motor Corp. (Japan)	7,300	190,169

Swatch Group AG (The) (Switzerland)	349	218,705

Tile Shop Holdings, Inc. † S	1,208	18,664

TiVo, Inc. †	6,492	85,889

Town Sports International Holdings, Inc.	2,552	21,666

Toyota Motor Corp. (Japan)	6,100	343,301

Vail Resorts, Inc.	479	33,386

Viacom, Inc. Class B	19,400	1,648,806

VOXX International Corp. †	4,699	64,282

Wolverine World Wide, Inc.	1,375	39,256

World Fuel Services Corp.	1,826	80,527

Wyndham Worldwide Corp.	7,200	527,256

Wynn Resorts, Ltd.	3,900	866,385

		29,395,744

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (39.4%)* cont.	Shares	Value

Consumer staples (2.9%)
Angie’s List, Inc. †	315	$3,837

Anheuser-Busch InBev NV (Belgium)	2,918	305,921

Barrett Business Services, Inc.	710	42,295

Beacon Roofing Supply, Inc. †	840	32,474

Blue Nile, Inc. †	634	22,063

Boulder Brands, Inc. †	807	14,219

Bright Horizons Family Solutions, Inc. †	1,305	51,039

British American Tobacco (BAT) PLC (United Kingdom)	5,064	281,598

Calbee, Inc. (Japan)	10,800	254,883

Carrefour SA (France)	7,358	284,792

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,418

Colgate-Palmolive Co.	59,900	3,885,713

Core-Mark Holding Co., Inc.	718	52,127

CVS Caremark Corp.	61,200	4,581,432

Diageo PLC (United Kingdom)	7,116	220,779

Distribuidora Internacional de Alimentacion SA (Spain)	20,834	190,351

Geo Group, Inc. (The) R	607	19,570

Grand Canyon Education, Inc. †	456	21,295

Hain Celestial Group, Inc. (The) †	226	20,672

Heineken Holding NV (Netherlands)	3,693	238,433

ITT Educational Services, Inc. †	6,494	186,248

Japan Tobacco, Inc. (Japan)	8,800	275,935

Kao Corp. (Japan)	4,300	152,162

Kforce, Inc.	2,932	62,510

Koninklijke Ahold NV (Netherlands)	11,017	221,287

Korn/Ferry International †	1,589	47,305

Krispy Kreme Doughnuts, Inc. †	2,137	37,889

L’Oreal SA (France)	2,047	337,560

Liberty Interactive Corp. Class A †	25,300	730,411

Lindt & Spruengli AG (Switzerland)	82	406,452

ManpowerGroup, Inc.	4,900	386,267

MEIJI Holdings Co., Ltd. (Japan)	4,000	252,019

Molson Coors Brewing Co. Class B	4,400	258,984

MWI Veterinary Supply, Inc. †	358	55,712

Nestle SA (Switzerland)	10,934	823,096

On Assignment, Inc. †	2,131	82,235

Overstock.com, Inc. †	1,944	38,297

Papa John’s International, Inc.	1,443	75,195

Popeyes Louisiana Kitchen, Inc. †	1,175	47,752

Procter & Gamble Co. (The)	4,217	339,890

Reckitt Benckiser Group PLC (United Kingdom)	2,561	208,654

Red Robin Gourmet Burgers, Inc. †	401	28,744

RetailMeNot, Inc. †	1,587	50,784

SABMiller PLC (United Kingdom)	3,621	180,801

Shutterfly, Inc. †	323	13,786

Spartan Stores, Inc.	1,409	32,703

Suedzucker AG (Germany)	5,721	162,951

TrueBlue, Inc. †	5,910	172,927

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Consumer staples cont.
Unilever PLC (United Kingdom)	4,301	$183,634

United Natural Foods, Inc. †	447	31,701

USANA Health Sciences, Inc. †	364	27,424

Woolworths, Ltd. (Australia)	4,347	144,060

		16,580,286
Energy (3.3%)
AMEC PLC (United Kingdom)	14,905	278,804

Baker Hughes, Inc.	14,500	942,790

BG Group PLC (United Kingdom)	11,531	214,827

BP PLC (United Kingdom)	76,362	611,073

Cabot Oil & Gas Corp.	14,700	498,036

Callon Petroleum Co. †	8,771	73,413

Chevron Corp.	3,332	396,208

ConocoPhillips	31,969	2,249,019

Delek US Holdings, Inc.	3,008	87,352

Dril-Quip, Inc. †	2,100	235,410

Exxon Mobil Corp.	20,078	1,961,219

FutureFuel Corp.	4,753	96,486

Gulfport Energy Corp. †	564	40,146

Key Energy Services, Inc. †	6,709	61,991

Kodiak Oil & Gas Corp. †	3,522	42,757

Lone Pine Resources Canada, Ltd. (Canada) † F	7,359	736

Lone Pine Resources, Inc. Class A (Canada) † F	7,359	736

Occidental Petroleum Corp.	23,245	2,215,016

Oceaneering International, Inc.	4,400	316,184

Oil States International, Inc. †	2,500	246,500

PBF Energy, Inc. Class A	4,400	113,520

Phillips 66	19,284	1,486,025

Repsol YPF SA (Spain)	7,232	184,568

Rosetta Resources, Inc. †	517	24,082

Royal Dutch Shell PLC Class A (United Kingdom)	12,394	452,719

Royal Dutch Shell PLC Class B (United Kingdom)	11,293	440,649

Schlumberger, Ltd.	28,800	2,808,000

Statoil ASA (Norway)	14,957	422,147

Stone Energy Corp. †	1,627	68,285

Superior Energy Services, Inc.	8,200	252,232

Tesoro Corp.	5,700	288,363

Total SA (France)	8,126	532,872

Unit Corp. †	777	50,800

Vaalco Energy, Inc. †	4,635	39,629

Valero Energy Corp.	18,000	955,800

W&T Offshore, Inc.	1,436	24,857

Woodside Petroleum, Ltd. (Australia)	5,915	214,125

		18,927,376
Financials (7.1%)
Access National Corp.	1,445	23,423

AG Mortgage Investment Trust, Inc. R	847	14,831

Ageas (Belgium)	7,305	325,511

Agree Realty Corp. R	1,525	46,375

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (39.4%)* cont.	Shares	Value

Financials cont.
AIA Group, Ltd. (Hong Kong)	61,600	$292,671

Allianz SE (Germany)	2,380	402,309

Allied World Assurance Co. Holdings AG	4,086	421,634

American Capital Agency Corp. R	14,700	315,903

American Equity Investment Life Holding Co.	3,388	80,025

American Financial Group, Inc.	6,823	393,755

Amtrust Financial Services, Inc.	1,736	65,291

Aon PLC	21,700	1,828,876

Arlington Asset Investment Corp. Class A	932	24,679

ARMOUR Residential REIT, Inc. R	4,471	18,421

Ashford Hospitality Prime, Inc. R	1,028	15,543

Ashford Hospitality Trust, Inc. R	5,143	57,962

Assicurazioni Generali SpA (Italy)	15,865	353,637

Associated Banc-Corp.	29,400	530,964

Australia & New Zealand Banking Group, Ltd. (Australia)	7,941	244,052

AvalonBay Communities, Inc. R	4,800	630,336

AXA SA (France)	13,702	356,106

Axis Capital Holdings, Ltd.	10,200	467,670

Banco Bilbao Vizcaya Argentaria SA (Right) (Spain) †	19,258	4,510

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	19,258	231,295

Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,151	83,218

Banco Santander SA (Spain)	35,123	334,888

Bank of Kentucky Financial Corp.	855	32,097

Bank of Yokohama, Ltd. (The) (Japan)	39,000	194,394

Barclays PLC (United Kingdom)	29,412	114,446

Berkshire Hathaway, Inc. Class B †	1,600	199,952

BNP Paribas SA (France)	3,811	293,960

BofI Holding, Inc. †	923	79,147

Cardinal Financial Corp.	2,699	48,123

Carlyle Group LP (The) (Partnership shares)	1,149	40,376

CBL & Associates Properties, Inc. R	1,922	34,116

Chimera Investment Corp. R	40,500	123,930

Citizens & Northern Corp.	1,714	33,783

City National Corp.	7,100	558,912

CNO Financial Group, Inc.	3,541	64,092

Commonwealth Bank of Australia (Australia)	9,827	707,395

CoreLogic, Inc. †	22,700	681,908

Credit Acceptance Corp. †	408	57,997

Credit Agricole SA (France) †	24,017	378,681

Credit Suisse Group AG (Switzerland)	5,355	173,180

CYS Investments, Inc. R	2,704	22,335

DBS Group Holdings, Ltd. (Singapore)	17,000	218,866

Deutsche Bank AG (Germany)	6,061	271,164

Dexus Property Group (Australia) R	213,934	210,342

DFC Global Corp. †	2,853	25,192

Discover Financial Services	29,100	1,693,329

East West Bancorp, Inc.	997	36,391

Education Realty Trust, Inc. R	7,650	75,506

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Financials cont.
Encore Capital Group, Inc. †	1,874	$85,642

EPR Properties R	800	42,712

Federal Agricultural Mortgage Corp. Class C	1,087	36,143

Federal Realty Investment Trust R	2,500	286,800

Financial Institutions, Inc.	1,771	40,768

First Community Bancshares Inc.	1,749	28,614

First Industrial Realty Trust R	1,733	33,482

First Niagara Financial Group, Inc.	52,500	496,125

FirstMerit Corp.	2,174	45,284

Flushing Financial Corp.	1,837	38,706

Genworth Financial, Inc. Class A †	11,029	195,544

Glimcher Realty Trust R	3,194	32,036

Goldman Sachs Group, Inc. (The)	17,000	2,785,450

GPT Group (Australia) R	67,165	228,010

Hammerson PLC (United Kingdom) R	17,971	165,980

Hang Seng Bank, Ltd. (Hong Kong)	15,200	242,483

Hanmi Financial Corp.	3,559	82,925

Heartland Financial USA, Inc.	1,189	32,091

Heritage Financial Group, Inc.	1,526	29,986

HFF, Inc. Class A	4,604	154,740

HSBC Holdings PLC (United Kingdom)	59,362	601,215

Insurance Australia Group, Ltd. (Australia)	57,910	299,711

Invesco Mortgage Capital, Inc. R	1,381	22,745

Investor AB Class B (Sweden)	6,898	249,604

Investors Real Estate Trust R	3,858	34,645

iStar Financial, Inc. † R	3,244	47,881

Joyo Bank, Ltd. (The) (Japan)	39,000	194,158

JPMorgan Chase & Co.	69,790	4,236,951

KeyCorp	37,700	536,848

Kilroy Realty Corp. R	3,000	175,740

Legal & General Group PLC (United Kingdom)	68,039	232,194

Lexington Realty Trust R	7,659	83,560

Lloyds Banking Group PLC (United Kingdom) †	436,948	543,794

LTC Properties, Inc. R	1,905	71,685

Maiden Holdings, Ltd. (Bermuda)	2,959	36,928

MainSource Financial Group, Inc.	2,651	45,332

MFA Financial, Inc. R	4,391	34,030

MicroFinancial, Inc.	2,045	16,094

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	47,900	262,764

Muenchener Rueckversicherungs AG (Germany)	915	199,923

National Australia Bank, Ltd. (Australia)	8,279	272,857

National Health Investors, Inc. R	1,128	68,199

Nelnet, Inc. Class A	1,597	65,317

Ocwen Financial Corp. †	980	38,396

OFG Bancorp (Puerto Rico)	1,645	28,278

One Liberty Properties, Inc. R	1,805	38,483

Pacific Premier Bancorp, Inc. †	1,737	28,035

PacWest Bancorp	1,475	63,440

Dynamic Asset Allocation Conservative Fund	33

COMMON STOCKS (39.4%)* cont.	Shares	Value

Financials cont.
Peoples Bancorp, Inc.	1,651	$40,829

Performant Financial Corp. †	3,509	31,756

PHH Corp. †	1,471	38,011

PNC Financial Services Group, Inc.	27,400	2,383,800

Popular, Inc. (Puerto Rico) †	1,399	43,355

Portfolio Recovery Associates, Inc. †	1,748	101,139

ProAssurance Corp.	1,119	49,829

Protective Life Corp.	1,374	72,259

Prudential PLC (United Kingdom)	9,010	190,542

PS Business Parks, Inc. R	1,075	89,892

Public Storage R	5,300	892,997

Ramco-Gershenson Properties Trust R	2,172	35,404

Rayonier, Inc. R	4,800	220,368

Republic Bancorp, Inc. Class A	1,112	25,131

Resona Holdings, Inc. (Japan)	71,900	347,058

Select Income REIT R	1,413	42,772

Simon Property Group, Inc. R	11,500	1,886,000

Skandinaviska Enskilda Banken AB (Sweden)	20,491	281,295

Sovran Self Storage, Inc. R	341	25,046

Starwood Property Trust, Inc. R	1,032	24,345

Starwood Waypoint Residential Trust † R	206	5,931

State Street Corp.	24,300	1,690,065

Stewart Information Services Corp.	2,501	87,860

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	208,870

Summit Hotel Properties, Inc. R	4,843	44,943

Swedbank AB Class A (Sweden)	9,878	265,100

Symetra Financial Corp.	2,962	58,707

Third Point Reinsurance, Ltd. (Bermuda) †	3,197	50,672

Tokyu Fudosan Holdings Corp. (Japan) †	38,000	282,833

Travelers Cos., Inc. (The)	20,900	1,778,590

UBS AG (Switzerland)	14,004	289,252

United Community Banks, Inc. †	1,817	35,268

Universal Health Realty Income Trust R	446	18,839

WageWorks, Inc. †	1,102	61,833

Wells Fargo & Co.	4,883	242,880

Westfield Group (Australia)	17,030	161,956

Westpac Banking Corp. (Australia)	9,111	292,199

Wheelock and Co., Ltd. (Hong Kong)	60,000	234,917

WP Carey, Inc. R	2,200	132,154

		40,310,524
Health care (4.9%)
Abaxis, Inc. †	381	14,813

AbbVie, Inc.	23,700	1,218,180

ACADIA Pharmaceuticals, Inc. †	1,259	30,631

Accuray, Inc. †	3,447	33,091

Actelion, Ltd. (Switzerland)	3,043	288,105

Aegerion Pharmaceuticals, Inc. †	984	45,382

Aetna, Inc.	18,900	1,416,933

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Health care cont.
Alere, Inc. †	1,913	$65,712

Align Technology, Inc. †	592	30,660

Alkermes PLC †	1,049	46,250

Amedisys, Inc. †	1,608	23,943

AmSurg Corp. †	1,147	54,001

Antares Pharma, Inc. †	6,167	21,585

Ariad Pharmaceuticals, Inc. †	7,529	60,684

Array BioPharma, Inc. †	3,580	16,826

AstraZeneca PLC (United Kingdom)	6,778	438,042

athenahealth, Inc. †	162	25,959

AtriCure, Inc. †	1,545	29,061

Auxilium Pharmaceuticals, Inc. †	1,751	47,592

Bayer AG (Germany)	4,103	554,962

Biospecifics Technologies Corp. †	660	17,107

Cardinal Health, Inc.	17,000	1,189,660

Celgene Corp. †	6,200	865,520

Celldex Therapeutics, Inc. †	507	8,959

Centene Corp. †	347	21,601

Chemed Corp.	1,292	115,569

Coloplast A/S Class B (Denmark)	5,247	424,555

Community Health Systems, Inc. †	1,745	68,352

Computer Programs & Systems, Inc.	282	18,217

Conatus Pharmaceuticals, Inc. †	499	4,059

Conmed Corp.	2,315	100,587

Cubist Pharmaceuticals, Inc. †	1,553	113,602

Cyberonics, Inc. †	353	23,033

DexCom, Inc. †	690	28,538

Eli Lilly & Co.	15,153	891,906

Enanta Pharmaceuticals, Inc. †	489	19,555

Endo International PLC †	486	33,364

GlaxoSmithKline PLC (United Kingdom)	18,571	492,739

Globus Medical, Inc. Class A †	1,508	40,098

Greatbatch, Inc. †	2,909	133,581

Haemonetics Corp. †	427	13,916

Hanger, Inc. †	1,884	63,453

Health Net, Inc. †	5,204	176,988

HealthSouth Corp.	395	14,192

Hill-Rom Holdings, Inc.	1,715	66,096

Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,300	148,832

Impax Laboratories, Inc. †	2,251	59,471

Insulet Corp. †	1,070	50,739

Insys Therapeutics, Inc. †	2,097	86,858

Intercept Pharmaceuticals, Inc. †	93	30,670

InterMune, Inc. †	1,733	58,004

Intuitive Surgical, Inc. †	1,900	832,181

Isis Pharmaceuticals, Inc. †	547	23,636

Jazz Pharmaceuticals PLC †	3,217	446,134

Johnson & Johnson	38,809	3,812,208

Dynamic Asset Allocation Conservative Fund	35

COMMON STOCKS (39.4%)* cont.	Shares	Value

Health care cont.
Kindred Healthcare, Inc.	2,276	$53,304

Lexicon Pharmaceuticals, Inc. †	4,759	8,233

McKesson Corp.	11,000	1,942,270

MedAssets, Inc. †	3,164	78,182

Medicines Co. (The) †	2,490	70,766

Merck & Co., Inc.	44,888	2,548,292

Merrimack Pharmaceuticals, Inc. † S	5,174	26,077

Nanosphere, Inc. †	8,406	18,073

Nektar Therapeutics †	2,435	29,512

NewLink Genetics Corp. †	456	12,950

Novartis AG (Switzerland)	5,366	455,234

Novo Nordisk A/S Class B (Denmark)	7,415	337,683

NPS Pharmaceuticals, Inc. †	1,210	36,215

NxStage Medical, Inc. †	1,632	20,792

Omega Healthcare Investors, Inc. R	951	31,878

OraSure Technologies, Inc. †	5,408	43,102

Orion OYJ Class B (Finland)	7,431	224,300

Pfizer, Inc.	99,069	3,182,096

Prestige Brands Holdings, Inc. †	1,843	50,222

Providence Service Corp. (The) †	2,863	80,966

Questcor Pharmaceuticals, Inc.	1,246	80,903

Receptos, Inc. †	687	28,813

Repligen Corp. †	1,651	21,232

Retrophin, Inc. †	1,448	30,799

Roche Holding AG-Genusschein (Switzerland)	2,228	667,858

Salix Pharmaceuticals, Ltd. †	1,566	162,253

Sanofi (France)	3,861	402,550

Sequenom, Inc. † S	5,426	13,294

SIGA Technologies, Inc. †	7,672	23,783

STAAR Surgical Co. †	4,314	81,103

Steris Corp.	758	36,195

Sucampo Pharmaceuticals, Inc. Class A †	2,404	17,189

Sunesis Pharmaceuticals, Inc. †	2,111	13,954

Suzuken Co., Ltd. (Japan)	2,700	104,345

Thoratec Corp. †	634	22,704

Threshold Pharmaceuticals, Inc. †	3,948	18,792

Trevena, Inc. †	928	7,294

Trinity Biotech PLC ADR (Ireland)	1,330	32,226

Triple-S Management Corp. Class B (Puerto Rico) †	926	14,946

VCA Antech, Inc. †	4,500	145,035

WellCare Health Plans, Inc. †	1,514	96,169

WellPoint, Inc.	15,000	1,493,250

		27,721,226
Technology (6.4%)
Activision Blizzard, Inc.	48,600	993,384

Actuate Corp. †	7,038	42,369

Acxiom Corp. †	3,113	107,072

Advanced Energy Industries, Inc. †	1,257	30,797

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Technology cont.
Agilent Technologies, Inc.	5,600	$313,152

Amber Road, Inc. †	622	9,579

Anixter International, Inc.	1,180	119,794

AOL, Inc. †	17,900	783,483

Apple, Inc.	7,517	4,034,675

ASML Holding NV (Netherlands)	3,139	290,732

Aspen Technology, Inc. †	1,417	60,024

AVG Technologies NV (Netherlands) †	1,461	30,623

Bottomline Technologies, Inc. †	538	18,911

Brightcove, Inc. †	2,536	24,929

Broadcom Corp. Class A	56,900	1,791,212

Brocade Communications Systems, Inc. †	72,200	766,042

CA, Inc.	30,700	950,779

CACI International, Inc. Class A †	248	18,302

Cadence Design Systems, Inc. †	59,800	929,292

Calix, Inc. †	1,304	10,993

Cap Gemini (France)	4,106	310,832

Cavium, Inc. †	437	19,110

Ceva, Inc. †	2,386	41,898

Cirrus Logic, Inc. †	1,274	25,314

Commvault Systems, Inc. †	569	36,957

Cornerstone OnDemand, Inc. †	1,006	48,157

CSG Systems International, Inc.	641	16,692

EMC Corp.	91,600	2,510,756

EnerSys	1,770	122,643

Entegris, Inc. †	4,349	52,666

F5 Networks, Inc. †	10,200	1,087,626

Fairchild Semiconductor International, Inc. †	1,574	21,705

FEI Co.	502	51,716

Fortinet, Inc. †	42,800	942,884

Freescale Semiconductor, Ltd. †	2,012	49,113

GenMark Diagnostics, Inc. †	5,682	56,479

Gentex Corp.	10,800	340,524

Google, Inc. Class A †	771	859,287

GT Advanced Technologies, Inc. †	994	16,948

inContact, Inc. †	2,250	21,600

Infoblox, Inc. †	881	17,673

Integrated Silicon Solutions, Inc. †	5,253	81,684

IntraLinks Holdings, Inc. †	4,308	44,071

Keyence Corp. (Japan)	800	329,117

Konica Minolta Holdings, Inc. (Japan)	25,000	232,840

L-3 Communications Holdings, Inc.	5,700	673,455

Lexmark International, Inc. Class A	900	41,661

Magnachip Semiconductor Corp. (South Korea) †	1,081	15,069

Manhattan Associates, Inc. †	2,949	103,303

Marvell Technology Group, Ltd.	54,500	858,375

Mellanox Technologies, Ltd. (Israel) †	620	24,261

Mentor Graphics Corp.	4,846	106,709

Dynamic Asset Allocation Conservative Fund	37

COMMON STOCKS (39.4%)* cont.	Shares	Value

Technology cont.
Microsemi Corp. †	1,007	$25,205

Microsoft Corp.	85,439	3,502,145

MTS Systems Corp.	389	26,643

NetApp, Inc.	34,600	1,276,740

Netscout Systems, Inc. †	1,044	39,234

NIC, Inc.	1,104	21,318

Nomura Research Institute, Ltd. (Japan)	5,700	179,674

NTT Data Corp. (Japan)	3,400	132,012

Omnivision Technologies, Inc. †	3,052	54,020

Omron Corp. (Japan)	9,000	370,421

Oracle Corp.	90,486	3,701,782

Perficient, Inc. †	2,271	41,151

Photronics, Inc. †	4,029	34,367

Plantronics, Inc.	344	15,291

Proofpoint, Inc. †	678	25,140

PTC, Inc. †	1,305	46,236

QLIK Technologies, Inc. †	434	11,540

Quantum Corp. †	21,583	26,331

RF Micro Devices, Inc. †	14,013	110,422

Rockwell Automation, Inc.	8,600	1,071,130

Rovi Corp. †	2,255	51,369

Safeguard Scientifics, Inc. †	2,304	51,103

SAP AG (Germany)	1,768	143,121

SciQuest, Inc. †	706	19,073

Semtech Corp. †	1,080	27,367

Silicon Graphics International Corp. †	1,164	14,294

Silicon Image, Inc. †	6,588	45,457

SoftBank Corp. (Japan)	5,200	392,181

SolarWinds, Inc. †	1,938	82,617

Sparton Corp. †	1,468	42,983

SS&C Technologies Holdings, Inc. †	887	35,498

Symantec Corp.	51,000	1,018,470

Synaptics, Inc. †	1,031	61,881

Tech Data Corp. †	1,253	76,383

Tokyo Electron, Ltd. (Japan)	4,300	264,000

Tyler Technologies, Inc. †	707	59,162

Ultimate Software Group, Inc. †	494	67,678

Ultra Clean Holdings, Inc. †	3,924	51,601

Unisys Corp. †	1,760	53,610

United Internet AG (Germany)	4,931	231,546

VeriFone Systems, Inc. †	2,013	68,080

Verint Systems, Inc. †	873	40,970

Vocus, Inc. †	2,437	32,485

Western Digital Corp.	21,000	1,928,220

XO Group, Inc. †	2,754	27,926

Zynga, Inc. Class A †	4,773	20,524

		36,105,670

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.4%)* cont.	Shares	Value

Transportation (1.0%)
Aegean Marine Petroleum Network, Inc. (Greece)	6,802	$67,068

Alaska Air Group, Inc.	4,700	438,557

Central Japan Railway Co. (Japan)	3,500	410,110

ComfortDelgro Corp., Ltd. (Singapore)	115,000	181,672

Delta Air Lines, Inc.	51,900	1,798,335

Diana Shipping, Inc. (Greece) †	2,941	35,263

Hawaiian Holdings, Inc. †	4,578	63,909

International Consolidated Airlines Group SA (Spain) †	47,584	331,704

Japan Airlines Co., Ltd. (Japan)	3,700	181,891

Matson, Inc.	637	15,728

Quality Distribution, Inc. †	8,838	114,806

Republic Airways Holdings, Inc. †	3,568	32,612

SkyWest, Inc.	2,443	31,173

Southwest Airlines Co.	44,400	1,048,284

Spirit Airlines, Inc. †	2,387	141,788

StealthGas, Inc. (Greece) †	11,055	125,695

Swift Transportation Co. †	6,022	149,045

Universal Truckload Services, Inc.	274	7,919

XPO Logistics, Inc. †	1,755	51,615

Yamato Transport Co., Ltd. (Japan)	8,400	180,847

		5,408,021
Utilities and power (1.2%)
Centrica PLC (United Kingdom)	49,277	270,856

Chubu Electric Power Co., Inc. (Japan)	3,200	37,597

CMS Energy Corp.	16,100	471,408

Edison International	19,600	1,109,556

Enel SpA (Italy)	54,850	310,417

ENI SpA (Italy)	12,419	311,555

Entergy Corp.	10,700	715,295

GDF Suez (France)	11,021	301,536

PG&E Corp.	26,600	1,149,120

PPL Corp.	37,900	1,256,006

Red Electrica Corporacion SA (Spain)	5,240	425,914

UGI Corp.	6,800	310,148

United Utilities Group PLC (United Kingdom)	18,941	248,831

		6,918,239

Total common stocks (cost $167,125,233)		$222,817,023

CORPORATE BONDS AND NOTES (30.8%)*	Principal amount	Value

Basic materials (1.7%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$36,000	$38,629

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	63,330

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	620,000	785,075

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	40,000	41,350

Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	517,000	584,802

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	307,000	301,628

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Basic materials cont.
Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	$78,000	$83,850

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	100,000	107,000

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	60,000	59,100

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	165,000	177,375

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	52,000	53,806

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	35,000	36,168

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	76,000	90,361

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	60,000	64,350

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	133,588

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	105,000	134,447

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	330,261

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	54,588

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	34,924

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	158,250

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	77,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	110,513

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	50,000	53,875

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	50,000	50,063

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	155,000	169,144

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	70,000	83,300

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	65,000	67,275

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	30,000	29,700

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	85,000	88,400

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	145,000	162,400

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	40,000	43,900

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	205,000	206,281

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	70,000	62,300

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	131,400

International Paper Co. sr. unsec. notes 7.95s, 2018	195,000	238,494

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Basic materials cont.
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	$150,000	$173,250

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	115,000	127,363

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	316,487

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	345,000	404,116

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	32,977

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	5,000	5,413

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	22,519

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,718

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	60,000	63,150

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	60,000	61,103

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	223,500

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	233,973

PQ Corp. 144A sr. notes 8 3/4s, 2018	100,000	109,250

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	525,000	525,982

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	277,000	360,327

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	192,000	205,571

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	135,000	145,162

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	95,000	106,163

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	80,000	86,300

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	75,000	82,688

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	65,000	65,488

Smurfit Kappa Treasury Funding, Ltd. company guaranty
sr. unsub. notes 7 1/2s, 2025 (Ireland)	30,000	33,900

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	15,000	16,238

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	15,000	16,313

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	25,000	27,188

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	10,000	10,175

Taminco Global Chemical Corp. company guaranty sr. sub. notes
Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,275

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	125,000	140,938

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	25,000	26,750

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	85,000	87,338

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	20,000	21,250

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Basic materials cont.
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	$155,000	$154,225

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	325,000	398,868

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	334,189

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	195,000	214,687

		9,760,761
Capital goods (1.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	165,000	179,438

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	245,000	283,281

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2022	70,000	75,863

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	75,000	77,156

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	150,000	174,188

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	85,000	89,888

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	115,000	121,038

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	212,608

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	60,000	60,600

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	55,000	61,325

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	140,000	155,400

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	525,000	602,896

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	210,000	200,550

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	544,970

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	494,000	523,640

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	105,000	79,800

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	260,000	228,400

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	160,000	147,778

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	100,000	103,000

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017	50,000	52,875

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	416,000	552,462

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	40,000	42,600

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	170,000	166,600

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	60,000	61,050

Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018	110,000	119,625

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	90,000	95,400

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Capital goods cont.
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	$195,000	$207,952

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	211,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	60,000	62,850

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	128,400

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	170,000	185,513

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	95,000	104,263

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	27,188

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	145,000	155,150

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	103,000	110,468

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	50,000	53,000

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	25,000	27,688

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	20,000	20,350

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	125,000	134,063

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021	85,000	83,725

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	498,413

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	104,814

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	50,000	52,750

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	305,000	421,926

		7,601,944
Communication services (2.8%)
Adelphia Communications Corp. escrow bonds zero %, 2014	125,000	875

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	211,035

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	368,230

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	529,543

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	302,813

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	69,975

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	85,688

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	121,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	45,000	44,550

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	65,000	71,094

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	$70,000	$74,813

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	40,000	38,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	60,000	63,450

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	100,000	106,125

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	26,281

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	525,000	599,394

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	514,000	667,665

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	82,000	101,688

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	13,000	13,596

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	60,000	63,825

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	160,000	162,600

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	124,693

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	60,000	67,050

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	163,000	235,236

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	200,000	213,500

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	93,600

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	85,000	100,513

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	125,000	140,000

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	40,000	46,700

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	31,350

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	110,000	120,725

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	101,475

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	45,000	46,800

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	104,263

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	200,000	212,000

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	465,000	489,413

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	181,972

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	80,000	89,700

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	21,950

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	90,000	97,538

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	$40,000	$42,200

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	55,000	59,950

Nil International Telecom SCA 144A company guaranty sr.
unsec. notes 7 7/8s, 2019 (Luxembourg)	75,000	50,813

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	208,310

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	5,000	5,488

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	70,000	70,175

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	424,000	473,440

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	60,756

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	383,797

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	10,613

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	30,000	31,425

SES SA 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	162,000	157,043

Sprint Capital Corp. company guaranty 6 7/8s, 2028	185,000	179,450

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	130,000	152,913

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	55,000	59,813

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	310,000	378,975

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	200,000	220,000

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	115,000	125,350

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	15,000	16,088

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	40,000	42,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	135,000	143,438

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	35,000	37,450

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	120,000	127,350

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	185,000	193,556

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	461,088

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	150,000	153,187

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	185,000	189,475

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	28,000	34,982

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	230,000	272,601

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2033	$541,000	$745,545

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2023	88,000	115,060

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,390,000	1,644,450

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	50,000	54,206

Verizon Communications, Inc. sr. unsec. unsub. notes
2.55s, 2019	525,000	526,966

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	204,010

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	636,089

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	110,275

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	516,000	510,274

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	180,000	204,300

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	320,000	337,200

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	280,000	321,300

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023	50,000	48,750

		16,043,419
Consumer cyclicals (3.9%)
21st Century Fox America, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	300,000	370,501

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. debs. 7 3/4s, 2045	363,000	503,317

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 6.2s, 2034	10,000	11,655

Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,350

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	517,000	511,886

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	120,000	138,300

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	65,000	66,138

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	7,986

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	65,000	74,913

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	95,000	103,313

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	30,000	33,300

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	45,000	47,025

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	99,000	99,000

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	$35,000	$33,819

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	125,000	133,125

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	60,000	61,970

Building Materials Corp. of America 144A company guaranty sr.
notes 7s, 2020	45,000	48,263

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	75,000	81,375

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	95,000	106,044

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	77,000	69,108

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	105,000	101,063

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	160,000	209,708

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	90,000	92,250

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	75,000	79,875

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	37,373

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	80,000	81,000

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	42,000	42,315

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	310,000	357,275

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	260,000	276,250

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	110,000	124,438

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	10,000	10,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	35,000	33,644

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	15,000	16,631

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	60,000	62,625

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2019	170,000	178,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	110,000	118,800

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	380,000	406,125

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023	70,000	68,775

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	90,000	95,850

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (30.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		$100,000	$104,125

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		120,000	128,100

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023		130,000	122,629

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		130,000	149,500

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		350,000	387,355

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		305,000	327,494

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		30,000	30,375

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		95,000	111,320

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		140,000	181,496

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,240,000	1,564,260

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		55,000	56,581

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		70,000	73,500

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		135,000	144,144

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		323,000	325,826

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016		232,000	235,039

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		75,000	79,781

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		115,000	118,019

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		175,000	179,594

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		125,000	135,625

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	133,747

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr.
unsec. notes 7s, 2020		$135,000	117,788

Grupo Televisa, S.A.B. sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		360,000	417,326

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		150,000	163,875

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	143,236

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	364,048

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	166,086

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		68,000	73,989

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		100,000	108,000

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	76,005

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		140,000	143,325

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		75,000	81,094

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	$55,000	$55,825

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020	70,000	76,038

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	105,000	112,744

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	115,000	127,650

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	195,000	202,313

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	45,000	46,913

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	65,000	70,688

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	120,000	135,000

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	45,000	47,588

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	55,000	58,300

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	40,000	41,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	115,000	122,475

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	140,000	136,150

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	50,000	50,875

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	160,000	172,600

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	210,000	254,879

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	190,000	195,382

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	500,000	457,053

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	85,000	87,653

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	350,000	356,684

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	130,000	143,488

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	125,000	126,563

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	100,000	114,125

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	75,000	81,938

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	70,000	77,613

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	77,838

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	60,000	69,450

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	30,000	32,925

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	272,706	308,158

Navistar International Corp. sr. notes 8 1/4s, 2021	159,000	162,379

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	$75,000	$82,875

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	55,000	60,431

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	80,000	80,300

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	50,000	53,750

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	55,000	57,475

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	45,000	45,338

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	142,675

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	90,000	100,575

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	90,000	88,935

Owens Corning company guaranty sr. unsec. notes 9s, 2019	40,000	49,553

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	150,000	147,375

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	85,000	88,825

Petco Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	55,000	59,263

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	55,000	56,375

PulteGroup, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	95,000	110,438

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	65,000	72,638

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018	10,000	10,900

QVC, Inc. 144A company guaranty sr. notes 4.85s, 2024	120,000	120,425

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,813

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	100,000	101,000

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	20,000	20,600

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	74,000	81,030

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	131,875

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	261,731

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	105,094

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)	240,000	271,800

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	80,000	83,200

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	30,000	29,775

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	40,000	40,500

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	235,000	247,925

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	25,750

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	180,000	181,350

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	$5,000	$5,450

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	5,000	5,413

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	85,000	92,119

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	100,000	106,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	45,000	44,325

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	23,153

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	45,000	44,438

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	40,400

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	108,000	119,070

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	60,000	66,000

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	525,000	520,199

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	35,000	35,700

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	116,401	122,803

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,750

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	125,000	125,625

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	185,000	204,888

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	256,377

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	130,891

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	702,478

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	119,487

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	50,549

Walt Disney Co. (The) sr. unsec. unsub. notes
Ser. MTN, 1.1s, 2017	525,000	519,602

		21,759,260
Consumer staples (2.0%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	265,000	247,775

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	25,500	25,883

Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	128,000	128,332

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	42,000	55,130

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	500,000	469,201

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	525,000	516,714

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	$450,000	$516,593

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	135,000	146,813

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	30,000	34,500

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	100,000	100,750

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	60,000	59,400

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	12,341

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	90,000	95,087

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	140,000	152,775

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	291,688

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	50,000	51,750

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	28,125

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	130,000	135,038

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	325,000	371,365

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	30,000	29,325

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	130,000	146,575

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	70,000	77,350

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	110,000	106,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	25,000	24,688

CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	525,418

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	268,828	274,810

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	110,000	117,700

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	115,000	126,500

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	33,000	34,201

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	247,000	248,657

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	135,000	178,704

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	145,000	158,050

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	275,000	295,625

Erac USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	230,000	289,262

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	185,000	181,994

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	75,000	79,875

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	$105,000	$112,350

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	45,000	47,981

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	35,000	38,325

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	140,000	149,100

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	30,000	31,875

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	357,000	332,614

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	350,000	437,798

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	65,000	68,065

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	35,000	37,450

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	245,000	269,806

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	139,000	151,684

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	300,000	376,564

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	270,000	316,513

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	230,000	240,098

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	102,932

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	519,652

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	15,000	16,125

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	85,000	87,125

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	135,000	135,675

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	115,000	131,244

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	80,000	86,400

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	20,000	20,750

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	15,000	15,600

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	300,000	331,329

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	70,000	78,575

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	20,000	20,150

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	95,000	100,700

Walgreen Co. sr. unsec. unsub. notes 1.8s, 2017	393,000	395,642

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	295,000	304,635

		11,290,901
Energy (3.3%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	40,000	42,600

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,669

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Energy cont.
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	$155,000	$155,969

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	85,000	64,175

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	365,000	464,740

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	41,000	45,603

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	147,849

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	220,800

Antero Resources Finance Corp. 144A company guaranty sr.
unsec. notes 5 3/8s, 2021	85,000	86,275

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	47,452

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	193,658

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	123,000	130,995

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	53,750

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017	85,000	93,713

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	597,393

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	525,000	533,187

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	70,000	73,500

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,045,000	1,176,131

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	160,000	171,600

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	155,000	176,313

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	35,000	38,500

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	31,763

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	55,000	59,950

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	110,000	114,125

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	512,477

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	110,000	119,900

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	65,000	67,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	52,125

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	44,000

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	525,000	518,791

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	300,000	325,875

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Energy cont.
CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	$20,000	$20,875

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	185,000	194,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	109,000	118,810

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	15,000	16,050

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	70,000	70,350

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022	75,000	73,778

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	100,000	106,000

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	288,000	324,346

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	180,000	186,300

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	135,000	146,813

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	20,000	21,550

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	250,000	259,375

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	35,000	35,613

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	40,000	43,500

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	176,958

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	80,000	87,000

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	51,923

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	125,000	131,406

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	190,000	210,663

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	20,000	20,475

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	170,000	170,000

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2019	220,000	229,350

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	59,000	3

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	183,462

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	151,352

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	45,000	47,363

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	40,000	41,400

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Energy cont.
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	$130,000	$101,400

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	155,000	146,475

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	95,850

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	307,452

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	60,000	65,100

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	90,000	97,425

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	110,000	117,181

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	85,000	86,488

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	75,000	84,000

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	80,000	83,900

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	30,000	30,000

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	335,000	355,435

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,175,000	1,123,347

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2045 (Mexico)	150,000	162,262

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 4 7/8s, 2024 (Mexico)	150,000	154,618

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	525,000	547,667

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	595,000	657,475

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	85,000	91,800

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	40,000	40,800

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	145,000	152,431

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	60,000	61,350

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	182,325

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	40,000	42,000

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	225,000	245,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	65,000	69,388

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	95,000	104,056

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	95,000	102,838

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	604,458

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Energy cont.
Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	$564,000	$630,162

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	53,500

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	48,600

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	21,375

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	263,667

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	187,436

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	30,272

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	517,000	522,084

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	20,000	21,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	120,000	127,200

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	104,619

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	113,153

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 7/8s, 2039 (Bermuda)	270,000	408,852

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	210,000	225,488

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	10,097

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	35,644

Williams Partners LP sr. unsec. notes 5.4s, 2044	75,000	76,616

Williams Partners LP sr. unsec. notes 4.3s, 2024	75,000	75,152

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	35,875

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	160,000	171,200

		18,592,606
Financials (9.4%)
Abbey National Treasury Services PLC of Stamford, CT company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017	564,000	564,748

Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. FRN notes 1.819s, 2014 (United Kingdom)	255,000	255,259

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	560,000	601,489

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	404,857

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	175,256

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	89,300

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	115,000	121,613

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	50,000	60,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	59,438

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	71,550

American Express Co. sr. unsec. notes 7s, 2018	330,000	391,403

American Express Co. sr. unsec. notes 6.15s, 2017	200,000	230,528

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058	321,000	421,714

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Financials cont.
American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	$639,000	$731,190

American International Group, Inc. sr. unsec. unsub.
notes 3.8s, 2017	525,000	561,698

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	240,000	239,904

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	279,722

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	310,000	325,888

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	255,000	269,344

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	388,128

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	517,000	516,032

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	825,335

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	517,000	535,427

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	445,000	453,224

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	67,081

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	525,000	519,658

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	450,000	447,048

Barclays Bank PLC jr. sub. stock FRB bonds 6.278s, perpetual
maturity (United Kingdom)	600,000	597,778

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	119,000	159,499

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	455,000	452,725

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	46,000	54,758

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	159,973

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	151,000	144,090

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.6s, 2017	550,000	556,727

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN,
1 3/8s, 2017 (France)	564,000	563,123

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	194,411

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	261,000	267,851

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	275,460

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	198,687

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	150,508

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	95,000	101,413

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	430,000	442,470

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	45,000	45,056

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. unsec. notes 5s, 2023	$55,000	$56,238

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	93,375

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	80,438

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	70,000	75,250

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	50,000	50,547

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	96,975

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	525,000	567,014

Citigroup, Inc. sub. notes 5s, 2014	180,000	183,486

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	625,000	714,844

Commonwealth Bank of Australia of New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	718,000	715,231

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	105,000	88,725

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA bank
guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	498,286

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	95,000	98,800

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s,
perpetual maturity (Switzerland	225,000	244,406

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	310,503

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	517,000	588,540

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	387,493

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	175,000	190,313

EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	283,582

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s,
perpetual maturity	93,000	85,560

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	345,000	352,990

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,595,000

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	595,000	765,011

General Electric Capital Corp. sr. unsec. notes
Ser. GMTN, 3.1s, 2023	100,000	97,855

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	781,000	871,769

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	536,092

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,336,165

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	265,000	266,761

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	178,491

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	345,000	357,872

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	320,160

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	250,000	245,067

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	322,541

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	115,000	122,763

HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 10.176s, perpetual maturity (Jersey)	125,000	180,000

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	415,500

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	361,752

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Financials cont.
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	$350,000	$354,375

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020	210,000	222,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022	115,000	116,725

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,444,039

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	44,200

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	90,000	95,175

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	210,000	217,350

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	65,000	73,369

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	136,000	153,680

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	530,190

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	514,000	512,137

LBG Capital No. 1 PLC 144A bank guaranty unsec. sub. bonds
7 7/8s, 2020 (United Kingdom)	699,000	758,765

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	425,000	442,780

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	390,000	432,900

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	146,188

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	390,000	445,595

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)	110,000	110,550

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	160,000	165,136

Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.993s, 2026	100,000	86,262

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	440,000	492,085

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	454,300

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	605,589

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	371,594

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	516,000	563,126

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	48,375

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	123,050

National Australia Bank of New York, Ltd. sr. unsec. notes 2.3s,
2018 (Australia)	525,000	529,482

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	35,000	35,175

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	40,000	40,200

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	47,125

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	439,636

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	65,000	69,225

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 5/8s, 2020	$45,000	$47,756

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	80,000	85,200

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	58,163

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,152,428

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	77,525

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	100,000	102,750

PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	523,203

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	280,517

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	209,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	115,000	114,569

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	110,000	120,175

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	245,000	298,900

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	145,054

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	156,019

Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	205,000	251,329

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	125,689

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	525,000	528,415

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)	325,000	329,875

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	514,000	534,291

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	106,000	108,539

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	505,000	519,029

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	93,000	99,433

Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	300,000	318,625

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	300,000	309,300

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,704

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	156,688

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018	476,000	469,320

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	129,525

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)	210,000	219,555

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	25,000	27,688

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	345,000	351,038

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	630,000	601,802

Svenska Handelsbanken AB bank guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	272,000	283,358

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	405,872

Dynamic Asset Allocation Conservative Fund	61

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	$20,000	$21,900

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	190,000	253,749

UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	469,000	537,367

US Bank of NA of Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	550,000	551,054

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)	500,000	513,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,887,000	2,004,938

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	200,000	199,002

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	576,068

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	68,181

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021	80,000	79,800

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	517,000	529,372

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	161,114

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	80,000	88,968

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s,
2018 (Australia)	95,000	95,579

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024	170,000	169,932

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	426,000	456,353

		53,333,447
Health care (2.0%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	525,000	504,649

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	471,000	472,488

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	100,000	104,375

Actavis, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	165,000	156,710

Actavis, Inc. sr. unsec. unsub. notes 3 1/4s, 2022	135,000	129,896

Actavis, Inc. sr. unsec. unsub. notes 1 7/8s, 2017	30,000	29,925

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	318,000	408,602

Amgen, Inc. sr. unsec. notes 3.45s, 2020	500,000	514,284

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	525,000	535,292

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	105,000	109,200

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	99,000	124,344

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	525,000	603,549

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019	80,000	86,400

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 6s, 2021	100,000	103,750

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	80,000	85,000

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	120,000	129,240

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.		Principal amount	Value

Health care cont.
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$90,000	$92,700

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		55,000	55,756

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		20,000	21,075

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		40,000	43,950

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		20,000	20,500

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		20,000	20,900

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	378,047

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	145,715

Endo Finance Co. 144A company guaranty sr. unsec. notes
5 3/4s, 2022		$45,000	46,181

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		62,000	66,263

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		85,000	91,588

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		180,000	180,675

HCA, Inc. sr. notes 6 1/2s, 2020		320,000	358,400

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		30,000	34,275

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		175,000	190,313

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		60,000	61,200

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		90,000	96,075

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		50,000	52,625

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		45,000	47,306

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		75,000	83,438

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		150,000	154,500

Johnson & Johnson sr. unsec. notes 5.15s, 2018		329,000	375,522

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		205,000	235,750

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		85,000	98,813

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		453,000	442,942

MPH Acquisition Holdings, LLC 144A sr. unsec. notes
6 5/8s, 2022		15,000	15,375

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		85,000	92,225

Mylan, Inc./PA company guaranty sr. unsec. notes 2.6s, 2018		45,000	45,462

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		65,000	70,850

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R		80,000	78,302

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		140,000	151,550

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	$60,000	$70,835

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	35,000	37,363

Service Corp. International/US sr. notes 7s, 2019	90,000	95,288

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	110,000	111,375

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	80,000	84,080

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	80,000	85,300

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	50,000	48,875

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	90,000	86,850

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	137,969

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	120,000	128,400

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III, LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	410,000	421,396

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	95,000	105,450

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	235,000	270,451

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	347,077

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	489,627

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	504,455

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	35,000	37,888

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	25,000	26,563

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	145,000	156,963

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	35,000	37,013

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	120,000	132,000

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	80,000	84,000

		11,445,195
Technology (1.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	70,000	73,763

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	210,000	221,025

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	205,000	182,400

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	70,000	64,925

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	195,000	193,538

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	595,000	629,227

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	238,485

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	524,848

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Technology cont.
Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	$55,000	$60,156

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	76,000	79,502

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	140,000	166,600

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	91,300

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	170,000	178,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	515,000	558,775

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	65,000	69,875

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	60,000	56,850

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	89,320

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	90,000	91,800

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	110,000	116,050

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	206,378

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	447,000	460,592

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	255,000	296,828

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	150,000	164,027

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	608,006

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	57,875

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	525,000	521,444

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	49,613

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	95,000	100,938

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	50,000	59,750

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	85,000	89,038

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	525,176

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	350,708

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	188,121

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	425,000	422,875

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019	65,000	68,738

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	180,881

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	110,000	119,625

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	46,307

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	186,180

		8,390,039

Dynamic Asset Allocation Conservative Fund 65

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	$185,000	$196,563

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	184,000	198,720

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	71,447

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	344,279

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	337,495

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	112,729	131,893

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	70,011

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	39,000	36,645

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	71,000	63,920

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	150,000	164,813

Union Pacific Railroad Co. 2004 Pass Through Trust 144A sr.
bonds 5.214s, 2014	100,000	101,775

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	93,451	102,562

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	85,000	86,275

		1,906,398
Utilities and power (2.5%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	150,000	177,563

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	228,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	40,000	38,350

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	136,749

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	268,031

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	61,194

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	70,236

Beaver Valley Funding Corp. sr. bonds 9s, 2017	130,000	137,601

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	288,000	314,843

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	114,000	124,545

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	25,000	26,250

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	20,000	20,200

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	25,000	28,301

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	252,421

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	334,000	405,134

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	205,000	196,021

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	145,000	156,600

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	447,208

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	200,000	250

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	200,000	205,757

El Paso, LLC company guaranty sr. notes 7s, 2017	210,000	236,951

66 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	$35,000	$37,433

Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, perpetual maturity (France)	835,000	851,700

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	88,792

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	290,013

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,180,000	1,188,850

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	152,000	159,980

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	75,000	79,031

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	70,000	80,063

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	158,595

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	129,888

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	371,778

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020	175,000	202,125

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	70,000	75,600

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	30,000	33,675

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	190,108

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	32,900

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	115,000	117,300

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	312,734

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	251,934

Kansas Gas and Electric Co. bonds 5.647s, 2021	46,448	49,789

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	505,000	502,701

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	253,000	253,000

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	535,267

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	378,736

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	149,767

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	265,000	291,500

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	326,727

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	141,441

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	180,699

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,069,020

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	482,148

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	14,511

Dynamic Asset Allocation Conservative Fund 67

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value

Utilities and power cont.
PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	$90,000	$99,132

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	252,967

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	345,425

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	105,000	108,938

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	70,000	70,525

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	90,000	83,700

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	5,000	5,323

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	110,000	84,425

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	155,000	160,580

Union Electric Co. sr. notes 6.4s, 2017	265,000	303,633

West Penn Power Co. 144A sr. bonds 5.95s, 2017	45,000	51,171

		14,125,829

Total corporate bonds and notes (cost $164,969,947)		$174,249,799

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (30.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, April 1, 2044	$17,000,000	$16,717,110

		16,717,110
U.S. Government Agency Mortgage Obligations (27.5%)
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	86,935	93,578
6s, TBA, April 1, 2044	27,000,000	30,100,783
4 1/2s, TBA, May 1, 2044	1,000,000	1,063,477
4 1/2s, TBA, April 1, 2044	1,000,000	1,066,875
4s, TBA, May 1, 2044	48,000,000	49,721,251
4s, TBA, April 1, 2044	48,000,000	49,893,749
3 1/2s, TBA, April 1, 2029	19,000,000	19,912,891
3s, TBA, May 1, 2044	2,000,000	1,925,078
3s, TBA, April 1, 2044	2,000,000	1,930,781

Total U.S. government and agency mortgage obligations (cost $172,547,552)		$172,425,573

MORTGAGE-BACKED SECURITIES (5.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.169s, 2037	$189,950	$274,312
IFB Ser. 2979, Class AS, 23.705s, 2034	21,836	27,950
IFB Ser. 3072, Class SB, 23.082s, 2035	303,495	428,225
IFB Ser. 3249, Class PS, 21.764s, 2036	269,846	365,445
IFB Ser. 3065, Class DC, 19.395s, 2035	254,357	359,552

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.55s, 2034	$264,207	$344,648
IFB Ser. 4105, Class LS, IO, 5.995s, 2041	435,513	83,967
IFB Ser. 310, Class S4, IO, 5.795s, 2043	393,254	98,463
IFB Ser. 311, Class S1, IO, 5.795s, 2043	1,677,986	369,164
IFB Ser. 308, Class S1, IO, 5.795s, 2043	739,865	179,580
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	683,000	159,212
Ser. 3391, PO, zero %, 2037	18,182	15,164
Ser. 3300, PO, zero %, 2037	117,736	104,509
Ser. 3206, Class EO, PO, zero %, 2036	12,246	10,745
FRB Ser. 3326, Class WF, zero %, 2035	5,887	5,063

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.975s, 2036	70,957	133,716
IFB Ser. 06-8, Class HP, 24.001s, 2036	213,546	326,550
IFB Ser. 05-45, Class DA, 23.854s, 2035	373,490	555,956
IFB Ser. 05-75, Class GS, 19.787s, 2035	116,787	155,487
IFB Ser. 05-106, Class JC, 19.646s, 2035	85,013	123,437
IFB Ser. 05-83, Class QP, 16.993s, 2034	48,511	62,517
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,216,102	281,319
Ser. 07-64, Class LO, PO, zero %, 2037	68,788	60,167
Ser. 07-14, Class KO, PO, zero %, 2037	54,164	46,647
Ser. 06-125, Class OX, PO, zero %, 2037	6,309	5,646
Ser. 06-84, Class OT, PO, zero %, 2036	7,651	6,738

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.393s, 2040	737,625	142,037
IFB Ser. 13-129, Class CS, IO, 5.993s, 2042	1,143,487	195,422
Ser. 10-9, Class UI, IO, 5s, 2040	891,650	192,034
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	652,821	137,885
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,582,602	247,772
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,063,353	162,881
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	1,840,254	273,480
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,389,311	532,766
Ser. 06-36, Class OD, PO, zero %, 2036	5,834	5,086

		6,473,542
Commercial mortgage-backed securities (3.3%)
Banc of America Commercial Mortgage Trust Ser. 06-5,
Class A2, 5.317s, 2047	1,453,006	1,462,053

Banc of America Commercial Mortgage Trust 144A
Ser. 07-5, Class XW, IO, 0.42s, 2051	12,865,331	131,484

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.481s, 2041 F	206,000	209,358
Ser. 04-4, Class XC, IO, 0.848s, 2042	2,294,752	5,030
Ser. 04-5, Class XC, IO, 0.71s, 2041	5,655,911	16,498
Ser. 05-1, Class XW, IO, 0.037s, 2042	11,264,702	1,081

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.888s, 2050 F	111,000	109,627
FRB Ser. 05-T18, Class D, 5.134s, 2042	248,000	255,130
Ser. 04-PR3I, Class X1, IO, 0.701s, 2041	613,295	1,803

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.44s, 2039	$191,000	$186,703
Ser. 06-PW14, Class X1, IO, 0.637s, 2038	8,326,657	132,061

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.56s, 2047	196,000	198,119

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	288,000	293,242

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.534s, 2049	65,752,535	913,960

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	365,426
Ser. 12-CR1, Class XA, IO, 2.224s, 2045	6,125,611	714,124
Ser. 14-UBS2, Class XA, IO, 1.609s, 2047	1,759,000	168,204

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.172s, 2046	595,000	564,306
FRB Ser. 13-CR12, Class D, 5.086s, 2046	273,000	253,890
Ser. 06-C8, Class XS, IO, 0.509s, 2046	29,657,976	376,572

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.502s, 2038	377,440	4

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	885,918	888,686

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.023s, 2020	453,928	7,721

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.164s, 2033	131,566	1,169

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.905s, 2032	56,731	39,711

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.278s, 2044	226,000	223,383

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.158s, 2045	128,734,061	301,570

GMAC Commercial Mortgage Securities, Inc. Trust
FRB Ser. 04-C2, Class A4, 5.301s, 2038	326,391	329,768
Ser. 05-C1, Class X1, IO, 0.575s, 2043	9,623,718	47,945

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	208,422
FRB Ser. 05-GG3, Class B, 4.894s, 2042	194,000	198,850

GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	837,000	842,943
Ser. 13-GC10, Class XA, IO, 1.758s, 2046	4,238,946	446,319

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	23,056	23,171
FRB Ser. 11-GC3, Class D, 5.544s, 2044	876,000	898,330
Ser. 13-GC14, Class AS, 4.507s, 2046	208,000	218,847
Ser. 06-GG6, Class XC, IO, 0.037s, 2038	14,356,972	11,198

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051 F	83,500	84,956
FRB Ser. 06-LDP7, Class B, 5.845s, 2045	251,000	223,341
Ser. 06-LDP8, Class B, 5.52s, 2045	171,000	170,778

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C10, Class D, 4.16s, 2047	$227,000	$200,047
Ser. 06-LDP8, Class X, IO, 0.543s, 2045	9,452,961	110,429

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.201s, 2051	267,000	267,861
FRB Ser. 07-CB20, Class C, 6.201s, 2051	192,000	179,537
FRB Ser. 12_LC9, Class D, 4.427s, 2047	224,000	216,136
Ser. 05-CB12, Class X1, IO, 0.34s, 2037	6,989,113	25,986
Ser. 06-LDP6, Class X1, IO, 0.078s, 2043	13,574,592	34,032

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	20,728	20,832
Ser. 99-C1, Class G, 6.41s, 2031	145,590	150,754
Ser. 98-C4, Class H, 5.6s, 2035	215,000	225,935

LB-UBS Commercial Mortgage Trust Ser. 06-C7,
Class A2, 5.3s, 2038	188,186	194,613

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6s, 2036	500,000	512,200
FRB Ser. 04-C7, Class G, 5.032s, 2036	236,000	240,484
Ser. 06-C7, Class XCL, IO, 0.635s, 2038	12,827,424	194,733
Ser. 05-C2, Class XCL, IO, 0.315s, 2040	22,686,893	52,384
Ser. 05-C7, Class XCL, IO, 0.206s, 2040	22,644,915	68,750

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	2,517	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.841s, 2050	143,894	147,603

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.942s, 2039	6,015,247	12,849
Ser. 05-MCP1, Class XC, IO, 0.606s, 2043	9,428,614	49,943

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.311s, 2045	1,600,653	139,577
Ser. 05-C3, Class X, IO, 5.226s, 2044	449,151	30,991
Ser. 07-C5, Class X, IO, 4.753s, 2049	271,700	16,220

ML-CFC Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.239s, 2049	112,000	110,600

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class C, 4.419s, 2046	393,000	379,059

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C11, Class D, 4.419s, 2046	900,000	796,860

Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558s, 2044	225,000	218,813

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.183s, 2049	175,000	176,293

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	343,206	85,801

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 4.959s, 2049	385,000	348,178

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.318s, 2042	17,897,777	48,145
Ser. 06-C26, Class XC, IO, 0.047s, 2045	7,079,747	11,823

Dynamic Asset Allocation Conservative Fund	71

MORTGAGE-BACKED SECURITIES (5.6%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046		$950,000	$842,129

WF-RBS Commercial Mortgage Trust FRB Ser. 12-C7, Class C,
4.848s, 2045		177,000	182,257

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class D, 4.803s, 2045		151,000	142,061
FRB Ser. 13-UBS1, Class D, 4.634s, 2046		605,000	550,774
Ser. 14-C19, Class D, 4.306s, 2047		227,000	192,942

			18,703,414
Residential mortgage-backed securities (non-agency) (1.2%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 9.481s, 2036		100,000	100,550
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035		100,000	88,200

Barclays Capital, LLC Trust 144A FRB Ser. 12-RR11, Class 5A3,
zero %, 2037		172,325	106,152

Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035		1,107,091	998,596
FRB Ser. 05-51, Class 1A1, 0.477s, 2035		675,796	576,116
FRB Ser. 07-OA10, Class 2A1, 0.404s, 2047		448,885	372,714

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.466s, 2035		1,156,350	998,045

JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 9A3,
0.444s, 2035		351,000	338,715

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.334s, 2037		248,589	222,487

Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1,
0.929s, 2046		1,268,776	821,532

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.201s, 2046		188,494	167,760
FRB Ser. 06-AR3, Class A1B, 1.131s, 2046		407,409	332,242
FRB Ser. 05-AR13, Class A1C3, 0.644s, 2045		400,401	344,945
FRB Ser. 05-AR9, Class A1C3, 0.634s, 2045		362,850	326,565
FRB Ser. 05-AR15, Class A1B3, 0.494s, 2045		602,912	523,056
FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047		375,000	268,125

			6,585,800

Total mortgage-backed securities (cost $28,821,146)			$31,762,756

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$98,143	$74,637

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		155,000	143,375

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		1,345,000	1,310,030

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,086,579	825,800

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	4,564	1,835,154

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$100,000	97,750

72 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)* cont.	Principal amount	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	$100,000	$87,800

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)	200,000	208,750

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)	200,000	174,000

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	320,000	290,000

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)	400,000	358,480

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	175,000	190,969

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	61,650	70,219

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	460,000	455,400

Total foreign government and agency bonds and notes (cost $6,582,813)		$6,122,364

INVESTMENT COMPANIES (0.4%)*	Shares	Value

SPDR S&P 500 ETF Trust	10,646	$1,991,228

Total investment companies (cost $842,418)		$1,991,228

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$27,872	$27,968

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	377,691	356,151

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	123,061	123,369

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	105,000	104,173

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	71,969	71,969

FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016	58,297	59,119

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	40,000	40,131

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	106,302	76,538

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	27,919	28,590

Total senior loans (cost $897,742)		$888,008

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$344,703

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	4,035	110,156

M/I Homes, Inc. $2.438 pfd.	2,202	55,160

Total preferred stocks (cost $346,012)		$510,019

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	5,720	$122,980

United Technologies Corp. $3.75 cv. pfd.	1,100	73,227

Total convertible preferred stocks (cost $159,547)		$196,207

Dynamic Asset Allocation Conservative Fund	73

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$55,000	$77,481

Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018			102,000	110,160

Total convertible bonds and notes (cost $148,006)				$187,641

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds, 4.421s, 1/1/15			$135,000	$138,729

Total municipal bonds and notes (cost $135,000)				$138,729

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$933

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	1.70	34,898	—

Total warrants (cost $7,016)				$933

SHORT-TERM INVESTMENTS (23.1%)*		Principal amount/shares		Value

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, November 13, 2014 # §		$1,030,000		$1,029,562

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, February 5, 2015 # Δ §			4,396,000	4,392,026

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.12%, August 21, 2014 # Δ §			2,221,000	2,220,495

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.10%, October 16, 2014 # Δ §			398,000	397,874

U.S. Treasury Bills with an effective yield of 0.06%,
August 14, 2014 #			708,000	707,841

Putnam Cash Collateral Pool, LLC 0.18% [d]			63,500	63,500

Putnam Money Market Liquidity Fund 0.06% L		43,204,593		43,204,593

Putnam Short Term Investment Fund 0.07% L		78,836,158		78,836,158

Total short-term investments (cost $130,850,788)				$130,852,049

TOTAL INVESTMENTS

Total investments (cost $673,433,220)				$742,142,329

Key to holding’s currency abbreviations

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

BKNT Bank Note

bp Basis Points

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

74 Dynamic Asset Allocation Conservative Fund

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $565,860,887.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $258,354,745 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund	75

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $81,576,673) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$86,258	$69,435	$16,823

	British Pound	Sell	6/18/14	2,727,882	2,730,493	2,611

	Canadian Dollar	Sell	4/16/14	503,127	504,454	1,327

	Chilean Peso	Buy	4/16/14	1,349	1,820	(471)

	Colombian Peso	Buy	4/16/14	437,825	431,795	6,030

	Swiss Franc	Sell	6/18/14	425,352	423,480	(1,872)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	445,743	428,917	16,826

	Australian Dollar	Sell	4/16/14	445,743	417,373	(28,370)

	British Pound	Sell	6/18/14	3,860,556	3,863,499	2,943

	Canadian Dollar	Sell	4/16/14	190,255	202,803	12,548

	Euro	Buy	6/18/14	1,288,365	1,285,115	3,250

	Euro	Sell	6/18/14	1,288,365	1,290,596	2,231

	Hong Kong Dollar	Buy	5/21/14	267,592	267,305	287

	Japanese Yen	Sell	5/21/14	801,442	817,360	15,918

	Mexican Peso	Buy	4/16/14	254,460	251,818	2,642

	Mexican Peso	Buy	7/17/14	394,306	393,353	953

	New Zealand Dollar	Buy	4/16/14	868,064	859,283	8,781

	Norwegian Krone	Sell	6/18/14	426,183	436,447	10,264

	Singapore Dollar	Buy	5/21/14	121,316	119,668	1,648

	South African Rand	Sell	4/16/14	261,292	252,396	(8,896)

	Swedish Krona	Buy	6/18/14	4,506	13,000	(8,494)

	Swiss Franc	Buy	6/18/14	336,841	336,129	712

Citibank, N.A.
	Australian Dollar	Buy	4/16/14	444,446	426,957	17,489

	Australian Dollar	Sell	4/16/14	437,590	430,525	(7,065)

	Brazilian Real	Buy	4/2/14	270,560	250,930	19,630

	Brazilian Real	Sell	4/2/14	270,560	253,009	(17,551)

	Canadian Dollar	Sell	4/16/14	1,085	5,441	4,356

	Chilean Peso	Sell	4/16/14	249,468	242,379	(7,089)

	Danish Krone	Sell	6/18/14	407,415	405,945	(1,470)

	Euro	Buy	6/18/14	417,517	417,163	354

	Euro	Sell	6/18/14	417,517	416,392	(1,125)

	Japanese Yen	Sell	5/21/14	430,100	430,029	(71)

	New Zealand Dollar	Buy	4/16/14	867,717	860,458	7,259

	Norwegian Krone	Sell	6/18/14	390,616	391,966	1,350

	Swiss Franc	Sell	6/18/14	910,354	906,488	(3,866)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	443,705	427,840	15,865

	Australian Dollar	Sell	4/16/14	443,705	417,936	(25,769)

	British Pound	Sell	6/18/14	949,560	952,283	2,723

	Canadian Dollar	Sell	4/16/14	1,065,301	1,083,625	18,324

76 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $81,576,673) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Euro	Buy	6/18/14	$891,373	$890,890	$483

	Indian Rupee	Buy	5/21/14	256,865	235,528	21,337

	Japanese Yen	Sell	5/21/14	1,139,938	1,155,463	15,525

	Mexican Peso	Buy	4/16/14	214,796	212,487	2,309

	Mexican Peso	Sell	4/16/14	214,796	208,406	(6,390)

	New Zealand Dollar	Buy	4/16/14	438,366	426,983	11,383

	Norwegian Krone	Sell	6/18/14	649,406	643,666	(5,740)

	Singapore Dollar	Sell	5/21/14	196,682	194,015	(2,667)

	South African Rand	Buy	4/16/14	267,728	257,660	10,068

	South African Rand	Sell	4/16/14	267,728	248,037	(19,691)

	South Korean Won	Sell	5/21/14	719	1,128	409

	Swedish Krona	Buy	6/18/14	417,245	430,036	(12,791)

	Swiss Franc	Sell	6/18/14	2,206,785	2,197,092	(9,693)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	440,833	434,049	6,784

	British Pound	Sell	6/18/14	430,543	433,622	3,079

	Canadian Dollar	Sell	4/16/14	398,504	415,432	16,928

	Euro	Sell	6/18/14	1,418,125	1,413,777	(4,348)

	Japanese Yen	Sell	5/21/14	209,572	212,410	2,838

	New Zealand Dollar	Buy	4/16/14	435,159	428,146	7,013

	Norwegian Krone	Sell	6/18/14	389,434	388,824	(610)

	Swedish Krona	Buy	6/18/14	432,537	436,834	(4,297)

	Swiss Franc	Sell	6/18/14	857,496	853,136	(4,360)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	8,987	928	8,059

	British Pound	Sell	6/18/14	1,061,529	1,060,824	(705)

	Canadian Dollar	Sell	4/16/14	417,403	431,721	14,318

	Euro	Buy	6/18/14	868,232	870,143	(1,911)

	Japanese Yen	Sell	5/21/14	511,715	515,201	3,486

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	263,499	254,083	9,416

	Australian Dollar	Sell	4/16/14	263,499	252,874	(10,625)

	British Pound	Sell	6/18/14	3,151,927	3,153,028	1,101

	Canadian Dollar	Buy	4/16/14	845,386	847,025	(1,639)

	Canadian Dollar	Sell	4/16/14	845,386	858,625	13,239

	Japanese Yen	Sell	5/21/14	1,559,694	1,581,145	21,451

	Swedish Krona	Buy	6/18/14	421,396	422,792	(1,396)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	429,530	414,831	(14,699)

	British Pound	Sell	6/18/14	6,998	7,145	147

	Canadian Dollar	Sell	4/16/14	600,785	607,158	6,373

	Euro	Sell	6/18/14	1,194,697	1,186,462	(8,235)

Dynamic Asset Allocation Conservative Fund	77

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $81,576,673) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Hungarian Forint	Sell	6/18/14	$256,939	$253,321	$(3,618)

	Indian Rupee	Buy	5/21/14	263,627	252,522	11,105

	Mexican Peso	Buy	4/16/14	180,127	178,795	1,332

	New Taiwan Dollar	Sell	5/21/14	255,194	255,923	729

	New Zealand Dollar	Buy	4/16/14	443,133	427,294	15,839

	Norwegian Krone	Sell	6/18/14	387,020	387,301	281

	Singapore Dollar	Sell	5/21/14	113,366	111,836	(1,530)

	Swedish Krona	Sell	6/18/14	184,178	181,408	(2,770)

	Swiss Franc	Sell	6/18/14	434,973	433,078	(1,895)

	Thai Baht	Sell	5/21/14	424,203	423,300	(903)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/16/14	1,238,646	1,236,667	1,979

	Canadian Dollar	Sell	4/16/14	1,238,646	1,254,034	15,388

	Euro	Buy	6/18/14	315,858	315,658	200

	Euro	Sell	6/18/14	315,858	319,277	3,419

	Japanese Yen	Sell	5/21/14	440,467	446,464	5,997

	Mexican Peso	Buy	4/16/14	397,112	393,294	3,818

	Mexican Peso	Sell	4/16/14	397,112	396,079	(1,033)

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	793,091	761,934	31,157

	Brazilian Real	Buy	4/2/14	270,604	250,000	20,604

	Brazilian Real	Sell	4/2/14	270,604	253,115	(17,489)

	British Pound	Sell	6/18/14	1,595,208	1,601,036	5,828

	Canadian Dollar	Sell	4/16/14	866,726	876,080	9,354

	Euro	Buy	6/18/14	1,483,142	1,486,299	(3,157)

	Japanese Yen	Sell	5/21/14	444,459	449,447	4,988

	Mexican Peso	Buy	4/16/14	315,794	312,449	3,345

	New Taiwan Dollar	Sell	5/21/14	255,194	255,813	619

	New Zealand Dollar	Buy	4/16/14	876,472	861,215	15,257

	Norwegian Krone	Sell	6/18/14	60,960	61,171	211

	Singapore Dollar	Sell	5/21/14	440,825	434,909	(5,916)

	Swedish Krona	Buy	6/18/14	262	5,723	(5,461)

	Swiss Franc	Sell	6/18/14	222,184	221,225	(959)

UBS AG
	Australian Dollar	Sell	4/16/14	1,693,101	1,611,723	(81,378)

	British Pound	Buy	6/18/14	8,362,261	8,367,982	(5,721)

	Canadian Dollar	Sell	4/16/14	413,696	425,445	11,749

	Euro	Sell	6/18/14	1,868,150	1,866,699	(1,451)

	Japanese Yen	Sell	5/21/14	408,973	413,546	4,573

	Mexican Peso	Buy	4/16/14	214,796	212,034	2,762

	Mexican Peso	Sell	4/16/14	214,796	208,459	(6,337)

	Norwegian Krone	Sell	6/18/14	389,434	388,790	(644)

78 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $81,576,673) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	South African Rand	Buy	4/16/14	$267,728	$257,649	$10,079

	South African Rand	Sell	4/16/14	267,728	249,633	(18,095)

	Swedish Krona	Buy	6/18/14	425,037	426,460	(1,423)

	Swiss Franc	Sell	6/18/14	708,657	705,355	(3,302)

WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	449,635	429,418	20,217

	British Pound	Sell	6/18/14	438,874	439,225	351

	Canadian Dollar	Sell	4/16/14	401,850	415,927	14,077

	Euro	Buy	6/18/14	726,625	729,515	(2,890)

	Japanese Yen	Sell	5/21/14	1,020,839	1,034,635	13,796

Total						$210,066

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	187	$7,986,235	Jun-14	$(416,701)

FTSE 100 Index (Short)	31	3,381,789	Jun-14	(42,599)

MSCI EAFE Index Mini (Short)	196	18,571,000	Jun-14	(461,972)

Russell 2000 Index Mini (Long)	122	14,280,100	Jun-14	(22,931)

Russell 2000 Index Mini (Short)	58	6,788,900	Jun-14	98,194

S&P 500 Index (Long)	8	3,729,200	Jun-14	7,770

S&P 500 Index E-Mini (Long)	62	5,780,260	Jun-14	11,966

S&P 500 Index E-Mini (Short)	385	35,893,550	Jun-14	(93,047)

S&P Mid Cap 400 Index
E-Mini (Long)	4	549,960	Jun-14	1,512

S&P Mid Cap 400 Index
E-Mini (Short)	92	12,649,080	Jun-14	(110,016)

SPI 200 Index (Long)	91	11,378,344	Jun-14	83,912

U.S. Treasury Bond 30 yr (Long)	76	10,124,625	Jun-14	141,731

U.S. Treasury Bond Ultra
30 yr (Long)	46	6,645,563	Jun-14	170,975

U.S. Treasury Note 2 yr (Long)	134	29,421,375	Jun-14	(34,411)

U.S. Treasury Note 2 yr (Short)	40	8,782,500	Jun-14	9,924

U.S. Treasury Note 5 yr (Long)	355	42,228,359	Jun-14	(215,878)

U.S. Treasury Note 5 yr (Short)	19	2,260,109	Jun-14	10,901

U.S. Treasury Note 10 yr (Long)	134	16,549,000	Jun-14	(62,442)

U.S. Treasury Note 10 yr (Short)	29	3,581,500	Jun-14	31,462

Total				$(891,650)

Dynamic Asset Allocation Conservative Fund 79

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $52,973,516) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
April 1, 2044	$1,000,000	4/10/14	$1,066,875

Federal National Mortgage Association, 4s, April 1, 2044	48,000,000	4/10/14	49,893,749

Federal National Mortgage Association, 3s, April 1, 2044	2,000,000	4/10/14	1,930,781

Total			$52,891,405

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$73,613,000 E	$80,950	6/18/16	3 month USD-	0.75%	$28,092
			LIBOR-BBA

39,291,000 E	128,482	6/18/19	3 month USD-	2.00%	94,839
			LIBOR-BBA

18,079,000 E	105,021	6/18/24	3 month USD-	3.00%	43,447
			LIBOR-BBA

3,811,000 E	(47,013)	6/18/44	3 month USD-	3.75%	39,630
			LIBOR-BBA

Total	$267,440				$206,008

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$197,648	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(91)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
64,758	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(27)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,342,498	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,059)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

206,719	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(182)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,558	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(23)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

23,984	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,155	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

80 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$498,937	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$593
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,473,841	—	1/12/41	5.00% (1 month	Synthetic MBX Index	525
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

67,720	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,709	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

38,378	—	1/12/40	5.00% (1 month	Synthetic MBX Index	20
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

27,645	—	1/12/40	5.00% (1 month	Synthetic MBX Index	14
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

397,988	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,202)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

54,647	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(159)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

60,640	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(151)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

30,371	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(76)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

30,371	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(76)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

197,648	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(91)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

60,845	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(152)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

157,992	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(394)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

60,845	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(152)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

52,671	—	1/12/41	5.00% (1 month	Synthetic MBX Index	19
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Dynamic Asset Allocation Conservative Fund	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$40,324	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(122)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	121,485	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(303)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	205,040	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	168
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	715,288	—	1/12/41	5.00% (1 month	Synthetic MBX Index	255
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	163	—	12/19/14	(3 month USD-	A basket	129,761
				LIBOR-BBA plus	(CGPUTQL2) of
				0.15%)	common stocks

units	3,563	—	12/19/14	3 month USD-	Russell 1000 Total	(98,375)
				LIBOR-BBA minus	Return Index
				0.10%

Credit Suisse International
	$197,648	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(91)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	115,157	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(123)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	17,383	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(71)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	161,019	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(66)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	161,019	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(66)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,090,910	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(959)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	168,664	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(148)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	825,482	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(725)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	27,792	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(84)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

82 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$33,452	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(101)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

904,394	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(795)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

615,981	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,861)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

117,220	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	54
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
196,793	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(88)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$22,639

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$957	$14,000	5/11/63	300 bp	$771
BBB– Index

CMBX NA	BBB–/P	1,868	31,000	5/11/63	300 bp	1,455
BBB– Index

CMBX NA	BBB–/P	3,828	62,000	5/11/63	300 bp	3,002
BBB– Index

CMBX NA	BBB–/P	3,648	64,000	5/11/63	300 bp	2,796
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	5,210	47,000	5/11/63	300 bp	4,585
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	134	7,000	5/11/63	300 bp	41
BBB– Index

CMBX NA	BBB–/P	248	32,000	5/11/63	300 bp	(178)
BBB– Index

CMBX NA	BBB–/P	418	36,000	5/11/63	300 bp	(61)
BBB– Index

CMBX NA	BBB–/P	3,502	44,000	5/11/63	300 bp	2,916
BBB– Index

CMBX NA	BBB–/P	6,214	55,000	5/11/63	300 bp	5,482
BBB– Index

CMBX NA	BBB–/P	4,413	57,000	5/11/63	300 bp	3,654

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$3,750	$57,000	5/11/63	300 bp	$2,991
BBB– Index

CMBX NA	BBB–/P	876	57,000	5/11/63	300 bp	117
BBB– Index

CMBX NA	BBB–/P	4,628	58,000	5/11/63	300 bp	3,856
BBB– Index

CMBX NA	BBB–/P	1,765	58,000	5/11/63	300 bp	992
BBB– Index

CMBX NA	BBB–/P	1,022	58,000	5/11/63	300 bp	250
BBB– Index

CMBX NA	BBB–/P	4,589	63,000	5/11/63	300 bp	3,750
BBB– Index

CMBX NA	BBB–/P	6,974	91,000	5/11/63	300 bp	5,762
BBB– Index

CMBX NA	BBB–/P	4,924	120,000	5/11/63	300 bp	3,326
BBB– Index

CMBX NA BB Index	—	(376)	72,000	5/11/63	(500 bp)	864

CMBX NA BB Index	—	(926)	53,000	5/11/63	(500 bp)	(13)

CMBX NA BB Index	—	(219)	24,000	5/11/63	(500 bp)	195

CMBX NA BB Index	—	(1,028)	53,000	5/11/63	(500 bp)	(115)

CMBX NA	BBB–/P	2,393	50,000	5/11/63	300 bp	1,727
BBB– Index

CMBX NA	BBB–/P	1,428	60,000	5/11/63	300 bp	629
BBB– Index

CMBX NA	BBB–/P	2,722	63,000	5/11/63	300 bp	1,883
BBB– Index

CMBX NA	BBB–/P	7,566	71,000	5/11/63	300 bp	6,620
BBB– Index

CMBX NA	—	(3,390)	60,000	1/17/47	(300 bp)	(1,217)
BBB– Index

CMBX NA	—	(3,651)	60,000	1/17/47	(300 bp)	(1,478)
BBB– Index

CMBX NA	—	(2,769)	59,000	1/17/47	(300 bp)	(632)
BBB– Index

CMBX NA	—	(3,456)	59,000	1/17/47	(300 bp)	(1,321)
BBB– Index

Total		$57,262				$52,649

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

84 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series 22	BBB+/P	$(194,344)	$13,550,000	6/20/19	100 bp	$15,985
Index

NA IG Series 22	BBB+/P	(82,327)	5,740,000	6/20/19	100 bp	6,771
Index

NA HY Series 22	B+/P	(112,157)	1,574,000	6/20/19	500 bp	5,814
Index

NA IG Series 22	BBB+/P	(37,507)	2,650,000	6/20/19	100 bp	3,627
Index

NA HY Series 22	B+/P	(1,193,592)	16,805,000	6/20/19	500 bp	65,935
Index

NA HY Series 22	B+/P	(520,749)	7,230,000	6/20/19	500 bp	21,137
Index

Total		$(2,140,676)				$119,269

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation Inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$13,403,296	$1,113,512	$—

Capital goods	12,772,617	1,211,894	—

Communication services	8,280,430	509,381	—

Conglomerates	4,085,067	73,740	—

Consumer cyclicals	27,002,460	2,393,284	—

Consumer staples	15,499,809	1,079,059	1,418

Energy	18,711,779	214,125	1,472

Financials	35,414,988	4,895,536	—

Health care	27,468,049	253,177	—

Technology	34,205,425	1,900,245	—

Transportation	4,453,501	954,520	—

Utilities and power	6,880,642	37,597	—

Total common stocks	208,178,063	14,636,070	2,890

Dynamic Asset Allocation Conservative Fund 85

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	—	187,641	—

Convertible preferred stocks	73,227	122,980	—

Corporate bonds and notes	—	174,249,796	3

Foreign government and agency bonds and notes	—	6,122,364

Investment companies	1,991,228	—	—

Mortgage-backed securities	—	31,762,756	—

Municipal bonds and notes	—	138,729	—

Preferred stocks	110,156	399,863	—

Senior loans	—	888,008	—

U.S. Government and agency mortgage obligations	—	172,425,573	—

Warrants	—	933	—

Short-term investments	122,040,751	8,811,298	—

Totals by level	$332,393,425	$409,746,011	$2,893

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$210,066	$—

Futures contracts	(891,650)	—	—

TBA sale commitments	—	(52,891,405)	—

Interest rate swap contracts	—	(61,432)	—

Total return swap contracts	—	22,639	—

Credit default contracts	—	2,255,332	—

Totals by level	$(891,650)	$(50,464,800)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $61,774 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $551,328,969)	$620,038,078
Affiliated issuers (identified cost $122,104,251) (Notes 1 and 5)	122,104,251

Cash	659,920

Foreign currency (cost $8,356) (Note 1)	8,590

Dividends, interest and other receivables	3,786,203

Receivable for shares of the fund sold	727,873

Receivable for investments sold	9,407,054

Receivable for sales of delayed delivery securities (Note 1)	53,024,141

Receivable for variation margin (Note 1)	684,375

Prepaid assets	47,961

Unrealized appreciation on forward currency contracts (Note 1)	597,944

Unrealized appreciation on OTC swap contracts (Note 1)	189,116

Premium paid on OTC swap contracts (Note 1)	15,815

Total assets	811,291,321

LIABILITIES

Payable for investments purchased	2,110,983

Payable for purchases of delayed delivery securities (Note 1)	178,389,126

Payable for shares of the fund repurchased	9,442,200

Payable for compensation of Manager (Note 2)	253,829

Payable for custodian fees (Note 2)	27,424

Payable for investor servicing fees (Note 2)	154,165

Payable for Trustee compensation and expenses (Note 2)	188,250

Payable for administrative services (Note 2)	908

Payable for distribution fees (Note 2)	328,000

Payable for variation margin (Note 1)	869,888

Unrealized depreciation on OTC swap contracts (Note 1)	113,828

Premium received on OTC swap contracts (Note 1)	73,077

Unrealized depreciation on forward currency contracts (Note 1)	387,878

TBA sale commitments, at value (proceeds receivable $52,973,516) (Note 1)	52,891,405

Collateral on securities loaned, at value (Note 1)	63,500

Other accrued expenses	135,973

Total liabilities	245,430,434

Net assets	$565,860,887

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$479,161,720

Undistributed net investment income (Note 1)	4,514,116

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	13,672,778

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	68,512,273

Total — Representing net assets applicable to capital shares outstanding	$565,860,887

(Continued on next page)

Dynamic Asset Allocation Conservative Fund	87

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($406,358,908 divided by 37,195,746 shares)	$10.92

Offering price per class A share (100/94.25 of $10.92)*	$11.59

Net asset value and offering price per class B share ($24,956,065 divided by 2,299,949 shares)**	$10.85

Net asset value and offering price per class C share ($55,376,086 divided by 5,120,464 shares)**	$10.81

Net asset value and redemption price per class M share ($9,458,015 divided by 873,788 shares)	$10.82

Offering price per class M share (100/96.50 of $10.82)*	$11.21

Net asset value, offering price and redemption price per class R share
($5,313,728 divided by 475,243 shares)	$11.18

Net asset value, offering price and redemption price per class R5 share
($304,110 divided by 27,762 shares)	$10.95

Net asset value, offering price and redemption price per class R6 share
($3,392,784 divided by 309,624 shares)	$10.96

Net asset value, offering price and redemption price per class Y share
($60,701,191 divided by 5,540,901 shares)	$10.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $51,273 from investments in affiliated issuers) (Note 5)	$5,624,548

Dividends (net of foreign tax of $41,404)	2,539,835

Securities lending (Note 1)	3,295

Total investment income	8,167,678

EXPENSES

Compensation of Manager (Note 2)	1,467,662

Investor servicing fees (Note 2)	465,075

Custodian fees (Note 2)	44,325

Trustee compensation and expenses (Note 2)	19,628

Distribution fees (Note 2)	933,722

Administrative services (Note 2)	8,402

Other	214,734

Total expenses	3,153,548

Expense reduction (Note 2)	(1,886)

Net expenses	3,151,662

Net investment income	5,016,016

Net realized gain on investments (Notes 1 and 3)	27,509,978

Net realized gain on swap contracts (Note 1)	2,006,072

Net realized loss on futures contracts (Note 1)	(1,960,908)

Net realized loss on foreign currency transactions (Note 1)	(1,050,752)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	801,393

Net unrealized appreciation of investments, futures contracts, swap contracts and TBA sale
commitments during the period	2,220,616

Net gain on investments	29,526,399

Net increase in net assets resulting from operations	$34,542,415

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$5,016,016	$10,855,677

Net realized gain on investments
and foreign currency transactions	26,504,390	15,433,023

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,022,009	8,545,147

Net increase in net assets resulting from operations	34,542,415	34,833,847

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,346,770)	(6,177,280)

Class B	(119,260)	(225,049)

Class C	(260,166)	(445,853)

Class M	(56,472)	(101,310)

Class R	(35,802)	(55,608)

Class R5	(1,078)	(207)

Class R6	(31,399)	(30,108)

Class Y	(647,058)	(1,691,108)

Decrease from capital share transactions (Note 4)	(9,009,192)	(38,140,519)

Total increase (decrease) in net assets	21,035,218	(12,033,195)

NET ASSETS

Beginning of period	544,825,669	556,858,864

End of period (including undistributed net investment
income of $4,514,116 and $3,996,105, respectively)	$565,860,887	$544,825,669

* Unaudited

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class A
March 31, 2014**	$10.35	.10	.56	.66	(.09)	(.09)	—	—	$10.92	6.40*	$406,359	.52*	.94*	135*
September 30, 2013	9.88	.20	.43	.63	(.16)	(.16)	—	—	10.35	6.46	384,651	1.05	1.99	305
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	3.00 [d]	292

Class B
March 31, 2014**	$10.28	.06	.56	.62	(.05)	(.05)	—	—	$10.85	6.04*	$24,956	.89*	.56*	135*
September 30, 2013	9.81	.12	.44	.56	(.09)	(.09)	—	—	10.28	5.72	25,472	1.80	1.24	305
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	2.24 [d]	292

Class C
March 31, 2014**	$10.25	.06	.55	.61	(.05)	(.05)	—	—	$10.81	5.98*	$55,376	.89*	.56*	135*
September 30, 2013	9.78	.12	.44	.56	(.09)	(.09)	—	—	10.25	5.74	51,129	1.80	1.24	305
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	2.25 [d]	292

Class M
March 31, 2014**	$10.26	.07	.55	.62	(.06)	(.06)	—	—	$10.82	6.10*	$9,458	.77*	.69*	135*
September 30, 2013	9.79	.15	.43	.58	(.11)	(.11)	—	—	10.26	5.98	9,333	1.55	1.49	305
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	2.55 [d]	292

Class R
March 31, 2014**	$10.60	.09	.57	.66	(.08)	(.08)	—	—	$11.18	6.22*	$5,314	.65*	.82*	135*
September 30, 2013	10.11	.18	.45	.63	(.14)	(.14)	—	—	10.60	6.26	4,461	1.30	1.74	305
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	2.71 [d]	292

Class R5
March 31, 2014**	$10.38	.15 [k]	.53	.68	(.11)	(.11)	—	—	$10.95	6.56*	$304	.37*	1.37*[k]	135*
September 30, 2013	9.90	.24	.44	.68	(.20)	(.20)	—	—	10.38	6.87	11.74		2.30	305
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278

Class R6
March 31, 2014**	$10.38	.12	.57	.69	(.11)	(.11)	—	—	$10.96	6.65*	$3,393	.34*	1.13*	135*
September 30, 2013	9.90	.23	.45	.68	(.20)	(.20)	—	—	10.38	6.94	2,981.67		2.20	305
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 93

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class Y
March 31, 2014**	$10.38	.11	.57	.68	(.10)	(.10)	—	—	$10.96	6.59*	$60,701	.40*	1.05*	135*
September 30, 2013	9.90	.23	.44	.67	(.19)	(.19)	—	—	10.38	6.80	66,787.80		2.27	305
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	3.29 [d]	292

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover excludes TBA purchase and sale commitments.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

k The net investment income ratio and per share amount shown for the period ending March 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

96 Dynamic Asset Allocation Conservative Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment

Dynamic Asset Allocation Conservative Fund 97

in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss.

98 Dynamic Asset Allocation Conservative Fund

Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying

Dynamic Asset Allocation Conservative Fund 99

reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $89,188 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $130,961.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment,

100 Dynamic Asset Allocation Conservative Fund

the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $63,500 and the value of securities loaned amounted to $61,774.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $5,873,719 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$5,873,719	N/A	$5,873,719	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

Dynamic Asset Allocation Conservative Fund 101

losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $677,497,332, resulting in gross unrealized appreciation and depreciation of $69,859,078 and $5,214,081, respectively, or net unrealized appreciation of $64,644,997.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

102 Dynamic Asset Allocation Conservative Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$330,512	Class R5	50

Class B	21,109	Class R6	770

Class C	44,082	Class Y	56,634

Class M	7,762	Total	$465,075

Class R	4,156

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $673 under the expense offset arrangements and by $1,213 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $358, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$495,423	Class M	34,908

Class B	126,584	Class R	12,447

Class C	264,360	Total	$933,722

Dynamic Asset Allocation Conservative Fund 103

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $43,531 and $663 from the sale of class A and class M shares, respectively, and received $5,216 and $767 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $576,495,551 and $536,613,363, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	3,128,617	$33,347,190	6,050,464	$61,294,876

Shares issued in connection with
reinvestment of distributions	299,380	3,207,342	582,348	5,913,666

	3,427,997	36,554,532	6,632,812	67,208,542

Shares repurchased	(3,384,856)	(36,109,406)	(7,575,971)	(76,683,165)

Net increase (decrease)	43,141	$445,126	(943,159)	$(9,474,623)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	149,402	$1,585,627	567,886	$5,712,022

Shares issued in connection with
reinvestment of distributions	10,709	113,931	21,207	214,038

	160,111	1,699,558	589,093	5,926,060

Shares repurchased	(337,192)	(3,580,151)	(753,221)	(7,577,178)

Net decrease	(177,081)	$(1,880,593)	(164,128)	$(1,651,118)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	578,826	$6,142,109	979,723	$9,856,181

Shares issued in connection with
reinvestment of distributions	22,804	241,920	40,774	410,291

	601,630	6,384,029	1,020,497	10,266,472

Shares repurchased	(468,686)	(4,950,324)	(1,030,507)	(10,366,646)

Net increase (decrease)	132,944	$1,433,705	(10,010)	$(100,174)

104 Dynamic Asset Allocation Conservative Fund

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	59,290	$628,596	201,070	$1,988,327

Shares issued in connection with
reinvestment of distributions	5,037	53,468	9,780	98,472

	64,327	682,064	210,850	2,086,799

Shares repurchased	(100,195)	(1,057,045)	(119,619)	(1,201,574)

Net increase (decrease)	(35,868)	$(374,981)	91,231	$885,225

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	134,079	$1,466,673	136,123	$1,414,279

Shares issued in connection with
reinvestment of distributions	3,159	34,658	5,123	53,261

	137,238	1,501,331	141,246	1,467,540

Shares repurchased	(83,049)	(913,809)	(109,361)	(1,134,002)

Net increase	54,189	$587,522	31,885	$333,538

	Six months ended 3/31/14		Year ended 9/30/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	27,932	$303,157	—	$—

Shares issued in connection with
reinvestment of distributions	99	1,078	20	207

	28,031	304,235	20	207

Shares repurchased	(1,339)	(14,634)	—	—

Net increase	26,692	$289,601	20	$207

	Six months ended 3/31/14		Year ended 9/30/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	85,283	$922,417	287,164	$2,955,049

Shares issued in connection with
reinvestment of distributions	2,921	31,399	2,911	30,108

	88,204	953,816	290,075	2,985,157

Shares repurchased	(65,692)	(705,267)	(4,013)	(41,029)

Net increase	22,512	$248,549	286,062	$2,944,128

	Six months ended 3/31/14		Year ended 9/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,452,871	$15,603,520	5,848,777	$59,181,641

Shares issued in connection with
reinvestment of distributions	58,639	629,784	164,991	1,676,838

	1,511,510	16,233,304	6,013,768	60,858,479

Shares repurchased	(2,404,189)	(25,991,425)	(9,054,120)	(91,936,181)

Net decrease	(892,679)	$(9,758,121)	(3,040,352)	$(31,077,702)

Dynamic Asset Allocation Conservative Fund 105

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,081	3.9%	11,837

Class R6	1,082	0.3	11,859

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$38,363,631	$4,840,962	$—	$11,818	$43,204,593

Putnam Short Term
Investment Fund*	99,688,231	81,584,371	102,436,444	39,455	78,836,158

Totals	$138,051,862	$86,425,333	$102,436,444	$51,273	$122,040,751

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

106 Dynamic Asset Allocation Conservative Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$145,100,000

Centrally cleared interest rate swap contracts (notional)	$116,200,000

OTC total return swap contracts (notional)	$55,300,000

OTC credit default contracts (notional)	$5,100,000

Centrally cleared credit default contracts (notional)	$44,700,000

Warrants (number of warrants)	35,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	depreciation	$2,272,043*	Payables	$16,711

Foreign exchange
contracts	Receivables	597,944	Payables	387,878

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	334,048*	depreciation	1,245,641*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	453,327*	depreciation	471,244*

Total		$3,657,362		$2,121,474

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 107

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$2,284,388	$2,284,388

Foreign exchange
contracts	—	(1,053,099)	—	$(1,053,099)

Equity contracts	(3,498,471)	—	71,058	$(3,427,413)

Interest rate contracts	1,537,563	—	(349,374)	$1,188,189

Total	$(1,960,908)	$(1,053,099)	$2,006,072	$(1,007,935)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(325,569)	$(325,569)

Foreign exchange
contracts	—	—	802,122	—	$802,122

Equity contracts	(123)	(619,418)	—	133,778	$(485,763)

Interest rate contracts	—	(1,304,037)	—	498,079	$(805,958)

Total	$(123)	$(1,923,455)	$802,122	$306,288	$(815,168)

108 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities
The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.
For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$242,614	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$242,614

OTC Total return swap contracts*#	—	1,382	—	130,016	—	—	54	—	—	—	—	—	—	—	131,452

OTC Credit default contracts*#	—	—	—	—	12,098	—	—	—	—	—	—	—	—	—	12,098

Centrally cleared credit default contracts§	—	—	147,731	—	—	—	—	—	—	—	—	—	—	—	147,731

Futures contracts§	—	—	—	—	—	—	—	—	—	294,030	—	—	—	—	294,030

Forward currency contracts#	26,791	79,003	—	50,438	98,426	36,642	25,863	45,207	35,806	—	30,801	91,363	29,163	48,441	597,944

Total Assets	$26,791	$80,385	$390,345	$180,454	$110,524	$36,642	$25,917	$45,207	$35,806	$294,030	$30,801	$91,363	$29,163	$48,441	$1,425,869

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	259,598	—	—	—	—	—	—	—	—	—	—	—	259,598

OTC Total return swap contracts*#	91	5,169	—	98,375	91	—	4,999	—	88	—	—	—	—	—	108,813

OTC Credit default contracts*#	2,277	625	—	—	13,809	—	—	—	—	—	—	—	—	—	16,711

Centrally cleared credit default contracts§	—	—	63,655	—	—	—	—	—	—	—	—	—	—	—	63,655

Futures contracts§	—	—	—	—	—	—	—	—	—	546,635	—	—	—	—	546,635

Forward currency contracts#	2,343	45,760	—	38,237	82,741	13,615	2,616	13,660	33,650	—	1,033	32,982	118,351	2,890	387,878

Total Liabilities	$4,711	$51,554	$323,253	$136,612	$96,641	$13,615	$7,615	$13,660	$33,738	$546,635	$1,033	$32,982	$118,351	$2,890	$1,383,290

Total Financial and Derivative Net Assets	$22,080	$28,831	$67,092	$43,842	$13,883	$23,027	$18,302	$31,547	$2,068	$(252,605)	$29,768	$58,381	$(89,188)	$45,551	$42,579

Total collateral received (pledged)##†	$—	$(10,990)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(89,188)	$—	$(100,178)

Net amount	$22,080	$39,821	$67,092	$43,842	$13,883	$23,027	$18,302	$31,547	$2,068	$(252,605)	$29,768	$58,381	$—	$45,551	$142,757

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

110 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	111

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	176,804,132	6,294,359

Ravi Akhoury	176,905,841	6,192,649

Barbara M. Baumann	177,716,173	5,382,317

Jameson A. Baxter	177,651,443	5,447,047

Charles B. Curtis	177,640,934	5,457,557

Robert J. Darretta	177,728,771	5,369,719

Katinka Domotorffy	177,481,553	5,616,937

John A. Hill	177,758,170	5,340,320

Paul L. Joskow	177,751,800	5,346,690

Kenneth R. Leibler	177,821,901	5,276,589

Robert E. Patterson	177,687,130	5,411,360

George Putnam, III	177,756,853	5,341,637

Robert L. Reynolds	177,861,329	5,237,161

W. Thomas Stephens	177,702,507	5,395,983

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

28,362,116	697,566	1,382,314	5,386,073

A proposal to amend the fund’s fundamental investment restriction with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

27,801,007	884,303	1,756,686	5,386,072

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

137,678,659	3,199,261	8,004,299	34,216,272

All tabulations are rounded to the nearest whole number.

112 Dynamic Asset Allocation Conservative Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Conservative Fund 113

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

114 Dynamic Asset Allocation Conservative Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Conservative Fund 115

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

116 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA060
287162 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014